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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 13, 1999

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                      333-09532             13-3836437
-----------------------------       ----------------      ------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
     of Incorporation)                 File Number)       Identification No.)

  245 Park Avenue
  New York, New York                                             10167
----------------------------                               ----------------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

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



Item 5.  Other Events.

     On June 17, 1999, an Indenture was entered into, dated as of June 17, 1999 (the "Indenture"), by and between GMACM Revolving Home Equity Loan Trust 1999-1, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee. The Indenture is annexed hereto as Exhibit 4.1.

     On June 17, 1999, a Servicing Agreement was entered into, dated as of June 17, 1999 (the "Servicing Agreement"), by and among GMAC Mortgage Corporation, as Servicer, GMACM Revolving Home Equity Loan Trust 1999-1, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee. The Servicing Agreement is annexed hereto as Exhibit 10.1.

Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

         4.1.     Indenture
         10.1.    Servicing Agreement

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BEAR STEARNS ASSET BACKED
                                      SECURITIES, INC.

                                      By: /s/ Jonathan Lieberman
                                          -----------------------
                                          Jonathan Lieberman
                                          Authorized Signatory

Dated:  July 27, 1999

                                 Exhibit Index

Exhibit

4.1.     Servicing Agreement

10.1.    Indenture

                                                            EXHIBIT 4.1




===============================================================================





                           GMAC MORTGAGE CORPORATION
                                  as Servicer,

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1,
                                   as Issuer

                                      and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                              as Indenture Trustee





                           -------------------------

                              SERVICING AGREEMENT

                           Dated as of June 17, 1999

                           -------------------------












===============================================================================

                               Table of Contents
                                                                           Page

                                   ARTICLE I
                                  Definitions

Section 1.01   Definitions....................................................2
Section 1.02   Other Definitional Provisions..................................2
Section 1.03   Interest Calculations..........................................3

                                   ARTICLE II
                         Representations and Warranties

Section 2.01   Representations and Warranties Regarding the Servicer..........4
Section 2.02   Representations and Warranties of the Issuer...................5
Section 2.03   Enforcement of Representations and Warranties..................5

                                  ARTICLE III
                 Administration and Servicing of Mortgage Loans

Section 3.01   The Servicer...................................................7
Section 3.02   Collection of Certain Mortgage Loan Payments...................9
Section 3.03   Withdrawals from the Custodial Account........................11
Section 3.04   Maintenance of Hazard Insurance; Property Protection
               Expenses......................................................13
Section 3.05   Modification Agreements.......................................14
Section 3.06   Trust Estate; Related Documents...............................14
Section 3.07   Realization Upon Defaulted Mortgage Loans.....................15
Section 3.08   Issuer and Indenture Trustee to Cooperate.....................17
Section 3.09   Servicing Compensation; Payment of Certain Expenses by
               Servicer......................................................18
Section 3.10   Annual Statement as to Compliance.............................18
Section 3.11   Annual Servicing Report.......................................18
Section 3.12   Access to Certain Documentation and Information Regarding
               the Mortgage Loans............................................19
Section 3.13   Maintenance of Certain Servicing Insurance Policies...........19
Section 3.14   Information Required by the Internal Revenue Service and
               Reports of Foreclosures and Abandonments of Mortgaged
               Property......................................................19
Section 3.15   Optional Repurchase of Mortgage Loans.20
Section 3.16   Recording of Assignments......................................20
Section 3.17   Pre-Funding Account...........................................20
Section 3.18   Funding Account...............................................21
Section 3.19   Capitalized Interest Account..................................22

                                   ARTICLE IV
                             Servicing Certificate

Section 4.01   Statements to Securityholders.................................24

                                   ARTICLE V
                              Note Payment Account

Section 5.01   Note Payment Account..........................................27

                                   ARTICLE VI
                                  The Servicer

Section 6.01   Liability of the Servicer.....................................28
Section 6.02   Merger or Consolidation of, or Assumption of the
               Obligations of, the Servicer..................................28
Section 6.03   Limitation on Liability of the Servicer and Others............28
Section 6.04   Servicer Not to Resign........................................29
Section 6.05   Delegation of Duties..........................................29
Section 6.06   Payment of Indenture Trustee's and Owner Trustee's
               Fees and Expenses; Indemnification............................30

                                  ARTICLE VII
                                    Default

Section 7.01   Servicing Default.............................................32
Section 7.02   Indenture Trustee to Act; Appointment of Successor............34
Section 7.03   Notification to Securityholders...............................35

                                  ARTICLE VIII
                            Miscellaneous Provisions

Section 8.01   Amendment.....................................................36
Section 8.02   GOVERNING LAW.................................................36
Section 8.03   Notices.......................................................36
Section 8.04   Severability of Provisions....................................36
Section 8.05   Third-Party Beneficiaries.....................................37
Section 8.06   Counterparts..................................................37
Section 8.07   Effect of Headings and Table of Contents......................37
Section 8.08   Termination Upon Purchase by the Servicer or Liquidation
               of All Mortgage Loans; Partial Redemption.....................37
Section 8.09   Certain Matters Affecting the Indenture Trustee...............38
Section 8.10   Owner Trustee Not Liable for Related Documents................38

EXHIBIT A - MORTGAGE LOAN SCHEDULE..........................................A-1
EXHIBIT B - POWER OF ATTORNEY...............................................B-1
EXHIBIT C - FORM OF REQUEST FOR RELEASE.....................................C-1

                                                                 EXECUTION COPY




         This Servicing Agreement, dated as of June 17, 1999 (the "Agreement"), is among GMAC Mortgage Corporation, as servicer (the "Servicer"), the GMACM Revolving Home Equity Loan Trust 1999-1, as issuer (the "Issuer"), and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee").

                                  WITNESSETH:

         WHEREAS, pursuant to the terms of the Purchase Agreement (as defined herein), GMAC Mortgage Corporation, as seller (in such capacity, the "Seller"), will sell to Bear Stearns Asset Backed Securities, Inc. ("BSABS"), as purchaser (in such capacity, the "Purchaser"), the Initial Mortgage Loans on the Closing Date, and may sell Subsequent Mortgage Loans on one or more Subsequent Transfer Dates, together with the Related Documents on the Closing Date and any Subsequent Transfer Date, and thereafter all Additional Balances created on or after the Cut-Off Date and any such Subsequent Transfer Date;

         WHEREAS, BSABS, as depositor (in such capacity, the "Depositor"), will sell the Initial Mortgage Loans and all of its rights under the Purchase Agreement to the Issuer, together with the Related Documents on the Closing Date, and thereafter all Additional Balances relating thereto created on or after the Cut-Off Date;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

         WHEREAS, pursuant to the terms of this Agreement, the Servicer will service the Mortgage Loans directly or through one or more Subservicers.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.01 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the indenture dated as of June 17, 1999 (the "Indenture"), between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02  Other Definitional Provisions.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean "including without limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03 Interest Calculations. All calculations of interest hereunder that are made in respect of the Principal Balance of a Mortgage Loan shall be made on a daily basis using a 365-day year. All calculations of interest on the Securities shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                  ARTICLE II

                         Representations and Warranties

         Section 2.01 Representations and Warranties Regarding the Servicer. The Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

         (a) the Servicer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect (not in the ordinary course of business) on the business, properties, assets, or condition (financial or other) of the Servicer;

         (b) the Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

         (c) the Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

         (d) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Servicer will not violate any material provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the Articles of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound; and

         (e) no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Securities which in the opinion of the Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

         Section 2.02 Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Servicer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

         (a) the Issuer is a business trust duly formed and in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

         (b) the execution and delivery by the Issuer of this Agreement and the performance by the Issuer of its obligations under this Agreement will not violate any provision of any law or regulation governing the Issuer or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuer or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of limited liability companies. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

         Section 2.03 Enforcement of Representations and Warranties. The Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans, or the Issuer, shall enforce the representations and warranties of the Seller pursuant to the Purchase Agreement. Upon the discovery by the Seller, the Depositor, the Servicer, the Indenture Trustee, the Enhancer, the Issuer, or the Custodian of a breach of any of the representations and warranties made in the Purchase Agreement, in respect of any Mortgage Loan which materially and adversely affects the interests of the Securityholders or the Enhancer, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under the Custodial Agreement). The Servicer shall promptly notify the Seller of such breach and request that, pursuant to the terms of the Purchase Agreement, the Seller either (i) cure such breach in all material respects within 90 days from the date the Seller was notified of such breach or
(ii) purchase such Mortgage Loan from the Issuer at the price and in the manner set forth in Section 3.1(b) of the Purchase Agreement; provided, that the Seller shall, subject to the conditions set forth in the Purchase Agreement, have the option to substitute an Eligible Substitute Loan or Loans for such Mortgage Loan. In the event that the Seller elects to substitute one or more Eligible Substitute Loans pursuant to Section 3.1(b) of the Purchase Agreement, the Seller shall deliver to the Issuer with respect to such Eligible Substitute Loans, the original Loan Agreement, the Mortgage, and such other documents and agreements as are required by the Purchase Agreement. Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be transferred to the Issuer and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Payment Date provided a payment at least equal to the applicable Minimum Monthly Payment has been received by the Issuer for such month in respect of the Mortgage Loan to be removed. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and the substitution of the Eligible Substitute Loans and the Servicer shall promptly deliver the amended Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

         It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, against the Seller. In connection with the purchase of or substitution for any such Mortgage Loan by the Seller, the Issuer shall assign to the Seller all of its right, title and interest in respect of the Purchase Agreement applicable to such Mortgage Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the Servicer shall notify the Custodian, and the Custodian shall deliver the Mortgage Files to the Servicer, together with all relevant endorsements and assignments prepared by the Servicer that the Indenture Trustee shall execute.

                                  ARTICLE III

                 Administration and Servicing of Mortgage Loans

         Section 3.01 The Servicer.

         (a) The Servicer shall service and administer the Mortgage Loans in a manner generally consistent with the terms of the Program Guide and in a manner consistent with the terms of this Agreement and that shall be normal and usual in its general mortgage servicing activities. The Servicer shall have full power and authority, acting alone or through a Subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, for the performance of its duties and obligations hereunder in accordance with the terms hereof and the Program Guide. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, to execute and deliver, on behalf of itself, the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and the Mortgaged Properties. The Issuer, the Indenture Trustee and the Custodian, as applicable, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. In addition, the Servicer may, at its own discretion and on behalf of the Indenture Trustee, obtain credit information in the form of a "credit score" from a credit repository. On the Closing Date, the Indenture Trustee shall deliver to the Servicer a limited power of attorney substantially in the form of Exhibit B hereto.

         If the Mortgage did not have a Lien senior to the related Mortgage Loan on the related Mortgaged Property as of the related Cut-Off Date, then the Servicer, in such capacity, may not consent to the placing of a Lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage had a Lien senior to the related Mortgage Loan on the related Mortgaged Property as of the related Cut-Off Date, then the Servicer, in such capacity, may consent to the refinancing of such prior senior Lien; provided, that (i) the resulting CLTV of such Mortgage Loan is no higher than the greater of the CLTV prior to such refinancing or 70% CLTV (or 80% CLTV for those borrowers with a FICO "credit score" of 720 or greater) and (ii) the interest rate for the loan evidencing the refinanced senior Lien is no higher than the interest rate on the loan evidencing the existing senior Lien immediately prior to the date of such refinancing (meaning, in the case of an adjustable rate loan, a substantially similar index and a gross margin no higher than that of the existing senior Lien); provided, however, that if the loan evidencing the existing senior Lien prior to the date of refinancing is an adjustable rate loan and the loan evidencing the refinanced senior Lien is a fixed rate loan, then the interest rate on the loan evidencing the refinanced senior Lien may be up to 2.0% higher than the then-current mortgage rate of the loan evidencing the existing senior Lien and (iii) the loan evidencing the refinanced senior Lien is not subject to negative amortization.

         In connection with servicing the Mortgage Loans, the Servicer may take reasonable actions to encourage or effect the termination of Loan Agreements that have become dormant.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (b) The Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Mortgage Loans. References in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer and any amount actually received by such Subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Servicer and the Subservicer have agreed. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The Servicer and the Subservicer may enter into amendments to the related Subservicing Agreements; provided, however, that any such amendments shall not cause the Mortgage Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

         As part of its servicing activities hereunder, the Servicer, for the benefit of the Indenture Trustee, the Enhancer and the Securityholders, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.02 Collection of Certain Mortgage Loan Payments.

         (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and generally consistent with the Program Guide, follow such collection procedures as shall be normal and usual in its general mortgage servicing activities. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing a Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; provided, that such arrangement is consistent with the Servicer's policies with respect to home equity mortgage loans; and provided further, that notwithstanding such arrangement, such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate. The Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the Lien of the related Mortgage or the interests of the Securityholders or the Enhancer. Consistent with the terms of this Agreement, the Servicer may also waive, modify or vary any term of any Mortgage Loan (including reduce the Credit Limit with respect to any HELOC) or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Enhancer; provided, however, that the Servicer may not modify or permit any Subservicer to modify any Mortgage Loan (including without limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date of such Mortgage Loan) unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable. In addition, if a HELOC is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer may, through modification, convert such HELOC to a fully amortizing HEL. Notwithstanding the foregoing, with respect to any HELOC, the Servicer (i) in its sole discretion may permit the related Mortgagor (or may enter into a modification agreement that will allow such Mortgagor) to make monthly payments, with respect to any Billing Cycle during the related Draw Period, in a minimum amount that will be equal to the related finance charge for such Billing Cycle and (ii) may reduce the amount of the Credit Limit (to an amount no less than the then-current Principal Balance of such HELOC) in connection with any refinancing of a senior Lien pursuant to the second paragraph of Section 3.01(a) of this Agreement.

         (b) The Servicer shall establish a Custodial Account, which shall be an Eligible Account, in which the Servicer shall deposit or cause to be deposited any amounts representing payments and collections in respect of the Initial Mortgage Loans received by it subsequent to the Cut-Off Date or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-off Date (other than in respect of the payments referred to in the following paragraph), within one Business Day following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

              (i) all payments of principal of or interest on the Mortgage Loans received or advanced by the Servicer, net of any portion of the interest thereof retained by any Subservicer as subservicing fees;

              (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the Servicer pursuant to Section 3.15;

              (iii) Net Liquidation Proceeds, net of any related Foreclosure Profit;

              (iv) all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Purchase Agreement;

              (v) Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

              (vi) amounts required to be paid by the Servicer pursuant to
         Section 8.08;

provided, however, that with respect to each Collection Period, the Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Custodial Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Custodial Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties, payable by Mortgagors, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for the notes or certificates of other series and may contain other funds respecting payments on Mortgage Loans or other mortgage loans belonging to the Servicer or serviced or serviced by it on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Custodial Account to the extent they represent collections on the Mortgage Loans for the benefit of the Trust, the Enhancer, the Securityholders and the Indenture Trustee, as their interests may appear. The Servicer shall retain all Foreclosure Profits as additional servicing compensation.

         The Servicer, in its sole discretion, may deposit into the Custodial Account amounts representing installments of interest on Mortgage Loans that were delinquent as of the end of any Collection Period. If the Servicer makes any such advances of delinquent interest, the Servicer shall be entitled to reimburse itself by withdrawing from the Custodial Account, as provided herein, any amounts so advanced. The Servicer may cause the institution maintaining the Custodial Account to invest any funds in the Custodial Account in Permitted Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Permitted Investments), which investments shall mature not later than the Business Day preceding the next succeeding Payment Date, and which investments shall not be sold or disposed of prior to maturity. Except as provided above, all income and gain realized from any such investment shall inure to the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

         (c) The Servicer shall require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Servicer, in one or more accounts meeting the requirements of an Eligible Account, and shall require all such funds to be invested in Permitted Investments, unless all such collections are remitted on a daily basis to the Servicer for deposit into the Custodial Account.

         Section 3.03 Withdrawals from the Custodial Account. The Servicer shall, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

         (a) on each Determination Date, the Servicer shall determine the aggregate amounts to be withdrawn from the Custodial Account and applied pursuant to Section 3.05(a) of the Indenture and, prior to the close of business on the Business Day prior to the related Payment Date, shall withdraw such amounts from the Custodial Account and deposit into the Note Payment Account to be distributed by the Paying Agent in accordance with and in the order or priority set forth in Section 3.05(a) of the Indenture for such Payment Date, in accordance with the Servicer's Certificate;

         (b) prior to the commencement of the Rapid Amortization Period, to pay to the Seller the amount of any Additional Balances as and when created during the related Collection Period, and, prior to the commencement of the Managed Amortization Period, any Subsequent Mortgage Loans on the related Subsequent Transfer Date;

         (c) to the extent deposited to the Custodial Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Mortgage Loans (other than any Repurchase Price in respect thereof) that represent late recoveries of the payments for which such advances were made, or from related Net Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

         (d) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.09, an amount equal to the related Servicing Fee (to the extent not retained pursuant to Section 3.02), and to pay to any Subservicer any subservicing fees not previously withheld by such Subservicer;

         (e) prior to the commencement of the Managed Amortization Period, to deposit Principal Collections into the Funding Account to the extent not otherwise applied toward the purchase of Additional Balances or Subsequent Mortgage Loans;

         (f) to the extent deposited in the Custodial Account, to pay to itself as additional servicing compensation any (i) interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01, and (ii) Foreclosure Profits (to the extent permitted by law);

         (g) to pay to itself or the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

         (h) to withdraw any other amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.02;

         (i) to pay to itself, with respect to any Mortgage Loan for which it has made an advance of delinquent interest, any previously unreimbursed advances of such amounts theretofore made to the extent of receipts of late recoveries of such payments from the related Mortgagors, out of related Net Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loans; and

         (j) at its option, for as long as it is the sole Certificateholder, to pay to itself from amounts otherwise required to be remitted to the Distribution Account, all amounts payable to it as a Certificateholder on the related Payment Date.

         Since, in connection with withdrawals pursuant to clauses (c), (d),
(f) and (g), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses. Notwithstanding any other provision of this Agreement, the Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Agreement that the Servicer determines to be otherwise nonrecoverable (except with respect to any Mortgage Loan as to which the Repurchase Price has been paid), by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

         Section 3.04 Maintenance of Hazard Insurance; Property Protection Expenses. To the extent permitted under the related Loan Agreement and Mortgage, and to the extent the Servicer receives notice that a hazard insurance policy has been cancelled, the Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. The Servicer shall use its best efforts to monitor that hazard insurance is maintained as described in the previous sentence in the same manner as it would for mortgage loans in its own portfolio. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Custodial Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located at any time during the life of a Mortgage Loan in a federally designated flood area, to the extent permitted under the related Loan Agreement and Mortgage, and to the extent the Servicer receives notice that the related flood insurance has been cancelled. All such flood insurance shall be in amounts equal to the lesser of (i) the amount required to compensate for any loss or damage to the related Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for such Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The Servicer shall use its best efforts to monitor such flood insurance as described in the previous sentence in the same manner as it would for mortgage loans in its own portfolio. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

         Section 3.05 Modification Agreements. The Servicer or the related Subservicer, as the case may be, shall be entitled to (a) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the related Mortgaged Properties (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Servicer) and (b) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of such Mortgaged Properties or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loans, that the security for, and the timely and full collectability of, such Mortgage Loans would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the CLTV for the related Mortgage Loan after such partial release does not exceed the CLTV for such Mortgage Loan as of the related Cut-Off Date. Any fee collected by the Servicer or the related Subservicer for processing such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

         Section 3.06 Trust Estate; Related Documents.

         (a) When required by the provisions of this Agreement, the Issuer or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial Agreement, as applicable, or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Agreement. No party relying upon an instrument executed by the Issuer or the Indenture Trustee as provided in this Section 3.06 shall be bound to ascertain the Issuer's or the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) If from time to time the Servicer shall deliver to the Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.05, the Custodian shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents. If any such documents submitted by the Servicer do not meet the above qualifications, such documents shall promptly be returned by the Custodian to the Servicer, with a direction to the Servicer to forward the correct documentation.

         (c) Upon receipt of a Request for Release from the Servicer, substantially in the form of Exhibit C hereto, to the effect that a Mortgage Loan has been the subject of a final payment or a prepayment in full and such Mortgage Loan has been terminated or that substantially all Net Liquidation Proceeds that have been determined by the Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Custodial Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Mortgage Loan or, if applicable, Net Liquidation Proceeds, the Custodian shall promptly release the Related Documents to the Servicer. The Indenture Trustee shall execute such Related Documents, along with such documents as the Servicer or the related Mortgagor may request to evidence satisfaction and discharge of such Mortgage Loan, upon request of the Servicer. If from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer requests the Custodian to release the Related Documents and delivers to the Custodian a trust receipt reasonably satisfactory to the Custodian and signed by a Responsible Officer of the Servicer, the Custodian shall release such Related Documents to the Servicer. If such Mortgage Loans shall be liquidated and the Custodian receives a certificate from the Servicer as provided above, then, upon request of the Servicer, the Custodian shall release the trust receipt to the Servicer.

         Section 3.07 Realization Upon Defaulted Mortgage Loans. With respect to any Mortgage Loan that comes into and continues in default, the Servicer shall decide whether to (i) foreclose upon the related Mortgaged Property, (ii) write off the unpaid Principal Balance thereof as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale, (v) arrange for a repayment plan, (vi) agree to a modification in accordance with this Agreement or (vii) take an unsecured note in each case subject to the rights of any related first Lien holder; provided, that in connection with the foregoing, if the Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer shall not cause the Issuer or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such decision, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided, that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Agreement. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase the related Net Liquidation Proceeds. In the event of a determination by the Servicer that any such expenditure previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

         Notwithstanding any provision of this Agreement, a Mortgage Loan may be deemed to be finally liquidated if substantially all amounts expected by the Servicer to be received in connection therewith have been received; provided, however, that any subsequent collections with respect to any such Mortgage Loan shall be deposited into the Custodial Account. For purposes of determining the amount of any Net Liquidation Proceeds, Insurance Proceeds or other unscheduled collections, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with such Mortgage Loan.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, which shall hold the same on behalf of the Issuer in accordance with Section 3.13 of the Indenture. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the Issuer until such time as such property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder, so long as the related Mortgage Loan shall be considered to be an outstanding Mortgage Loan, it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Loan Agreement shall have been discharged, such Loan Agreement in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

         Any proceeds from foreclosure proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Net Liquidation Proceeds or Insurance Proceeds, shall be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with this
Section 3.07; second, to pay the Servicer or the related Subservicer all Servicing Fees payable therefrom; third, to pay accrued and unpaid interest on such Mortgage Loan, at the Net Loan Rate to the Payment Date on which such amounts are to be deposited in the Note Payment Account or Distribution Account; and fourth, as a recovery of principal on such Mortgage Loan. Any remaining amount shall constitute Foreclosure Profits.

         Section 3.08 Issuer and Indenture Trustee to Cooperate. On or before each Payment Date, the Servicer will notify the Indenture Trustee or the Custodian, with a copy to the Issuer, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding Collection Period. Upon receipt of payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodian shall, upon request of the Servicer and delivery to the Custodian, with a copy to the Issuer, of a Request for Release, in the form attached hereto as Exhibit C, signed by a Servicing Officer, release or cause to be released the related Mortgage File to the Servicer. The Issuer or Indenture Trustee shall promptly execute such documents, in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return such Mortgage File to the Custodian (as specified in such receipt) when the need therefor by the Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, such trust receipt shall be released to the Servicer.

         In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions of the Purchase Agreement, the Indenture Trustee or the Issuer shall, if so requested in writing by the Servicer, promptly execute an appropriate assignment in the form provided by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of such Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto into the Custodial Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Mortgage Loan to the Indenture Trustee and return all Related Documents to the place where the related Mortgage File was being maintained.

         In connection with the Issuer's obligation to cooperate as provided in this Section 3.08 and all other provisions of this Agreement requiring the Issuer to authorize or permit any actions to be taken with respect to the Mortgage Loans, the Indenture Trustee, as pledgee of the Mortgage Loans and as assignee of record of the Mortgage Loans on behalf of the Issuer pursuant to
Section 3.13 of the Indenture, expressly agrees, on behalf of the Issuer, to take all such actions on behalf of the Issuer and to promptly execute and return all instruments reasonably required by the Servicer in connection therewith; provided, that if the Servicer requests a signature of the Indenture Trustee, on behalf of the Issuer, then the Servicer shall deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Section 3.09 Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall be entitled to receive the Servicing Fee in accordance with Section 3.03 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, late payment charges and other receipts not required to be deposited in the Custodial Account as specified in
Section 3.02 shall be retained by the Servicer as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders), including the fees and expenses of the Owner Trustee, Indenture Trustee and the Custodian, and shall not be entitled to reimbursement therefor.

         Section 3.10 Annual Statement as to Compliance.

         (a) The Servicer shall deliver to the Issuer, the Indenture Trustee, the Depositor and the Underwriter, with a copy to the Enhancer, beginning March 31, 2000, and on or before March 31 of each year thereafter, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year and of its performance under any servicing agreements to which it is a party, including this Agreement, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

         (b) The Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Enhancer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

         Section 3.11 Annual Servicing Report. Beginning March 31, 2000, and on or before March 31 of each year thereafter, the Servicer at its expense shall cause a firm of nationally recognized independent public accountants (which firm may also render other services to the Servicer) to furnish a report to the Issuer, the Indenture Trustee, the Depositor, the Underwriter, the Enhancer and each Rating Agency stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.10 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of Mortgage Loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

         Section 3.12 Access to Certain Documentation and Information Regarding the Mortgage Loans. Whenever required by statute or regulation, the Servicer shall provide to the Enhancer, any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding Mortgagors, and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

         Section 3.13 Maintenance of Certain Servicing Insurance Policies. The Servicer shall, during the term of its service as servicer, maintain in force and effect (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and fidelity bond shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, for Persons performing servicing for mortgage loans purchased by such entity.

         Section 3.14 Information Required by the Internal Revenue Service and Reports of Foreclosures and Abandonments of Mortgaged Property. The Servicer shall prepare and deliver all federal and state information reports with respect to the Mortgage Loans when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under
Section 6050J of the Code to the effect that the Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 1999, the Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (a) on behalf of the Issuer, acquired an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (b) knew or had reason to know that any Mortgaged Property had been abandoned. The reports from the Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

         Section 3.15 Optional Repurchase of Mortgage Loans.

         (a) Notwithstanding any provision in Section 3.07 to the contrary, the Servicer, at its option and in its sole discretion, may repurchase any Mortgage Loan delinquent in payment for a period of 60 days or longer for a price equal to the Repurchase Price.

         (b) The Servicer, at its option and in its sole discretion, may repurchase any Mortgage Loan for a price equal to the Repurchase Price (i) if the related Mortgage did not have a Lien senior to it as of the related Cut-Off Date, and the related Mortgagor requests the placement of a Lien on the related Mortgaged Property senior to that of such Mortgage or (ii) with respect to any HELOC, if the Mortgagor requests an increase in the Credit Limit above the Credit Limit of such HELOC as of the related Cut-Off Date or (iii) if the Mortgagor refinances the Lien senior to that of the related Mortgage resulting in a CLTV above the previous CLTV for such Mortgage Loan.

         Section 3.16 Recording of Assignments. If the credit rating of the parent of the Servicer is reduced to below "BBB" by Standard & Poor's or below "A3" by Moody's, the Servicer shall, within 60 days after written notification of such reduction in credit rating by Standard & Poor's, Moody's or the Enhancer, the Servicer, at its own expense, shall complete and submit for recording in the appropriate public office for real property records the Assignments of Mortgage for each Mortgage Loan. While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Servicer shall prepare a substitute assignment or cure such defect, as the case may be, and the Servicer shall cause such assignment to be recorded in accordance with this paragraph.

         Section 3.17 Pre-Funding Account.

         (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain on behalf of itself one or more segregated trust accounts, which shall be Eligible Accounts, titled "Pre-Funding Account, Norwest Bank Minnesota, National Association, as Indenture Trustee for GMACM Revolving Home Equity Loan Trust 1999-1" (the "Pre-Funding Account"). On the Closing Date, the Seller shall deposit into the Pre-Funding Account an amount equal to the Original Pre-Funded Amount from the proceeds of the sale of the Securities. On each Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account an amount equal to the aggregate Principal Balance as of the related Subsequent Cut-off Date of the Subsequent Mortgage Loans to be sold to the Trust on such Subsequent Transfer Date and purchased with funds on deposit in the Pre-Funding Account, and to pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in this Agreement, in the Purchase Agreement and in the related Subsequent Transfer Agreement with respect thereto.

         (b) If the Pre-Funded Amount has not been reduced to zero at the close of business on the last Payment Date of the Pre-Funding Period, after giving effect to any withdrawal therefrom on such Payment Date, such remaining Pre-Funded Amount shall first be applied toward the purchase of Additional Balances, to the extent available on such Payment Date, and any amounts remaining thereafter shall be deposited into the Funding Account.

         (c) The Servicer may cause the institution maintaining the Pre-Funding Account to invest any funds therein in Permitted Investments having a maturity of up to 90 days or maturing or otherwise available not later than the Business Day preceding the related Payment Date on which funds are scheduled to be withdrawn to purchase Subsequent Mortgage Loans; provided, that any investment in an obligation of the institution with which the Pre-Funding Account is maintained may mature on or before 10:30 a.m., New York time, on such Payment Date; and provided further, that no such investment may be sold or disposed of prior to maturity. Notwithstanding the foregoing, in the event investment earnings have not matured on any Payment Date, the amount of such earnings accrued as of such Payment Date shall be advanced by the Servicer for deposit into the Note Payment Account (which advance shall be reimbursed to the Servicer from such investment earnings at maturity). At any time when the Indenture Trustee is maintaining the Pre-Funding Account, any request by the Servicer to invest funds on deposit therein shall be in writing, delivered to the Indenture Trustee at or before 10:30 a.m., New York time, if such investment is to be made on such day. The Servicer shall certify that the requested investment is a Permitted Investment maturing at or prior to the time required hereby. Any such investment shall be registered in the name of the Indenture Trustee or its nominee, and to the extent that any such investment is certificated, such investment shall be maintained with the Indenture Trustee at its Corporate Trust Office. All net income or other gain received from any such investment shall be deposited into or credited to the Note Payment Account, and may be withdrawn therefrom in accordance with Section 3.19 hereof. The amount of any net losses incurred in respect of the principal amount of any such investment shall be deposited into the Pre-Funding Account by the Servicer out of its own funds immediately as realized.

         Section 3.18 Funding Account.

         (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain on behalf of itself one or more segregated trust accounts, which shall be Eligible Accounts, titled "Funding Account, Norwest Bank Minnesota, National Association, as Indenture Trustee for GMACM Revolving Home Equity Loan Trust 1999-1" (the "Funding Account"). On each Payment Date during the Revolving Period, the Servicer shall withdraw from the Custodial Account and deposit into the Funding Account the aggregate amount of Principal Collections remaining after the purchase of all Additional Balances and Subsequent Mortgage Loans on or prior to such Payment Date.

         (b) The Servicer may cause the institution maintaining the Funding Account to invest any funds therein in Permitted Investments having a maturity of up to 90 days or maturing or otherwise available not later than the Business Day preceding the related Payment Date on which funds are scheduled to be withdrawn to purchase Subsequent Mortgage Loans; provided, that any investment in an obligation of the institution with which the Funding Account is maintained may mature on or before 10:30 a.m., New York time, on such Payment Date; and provided further, that no such investment may be sold or disposed of prior to maturity. At any time when the Indenture Trustee is maintaining the Funding Account, any request by the Servicer to invest funds on deposit therein shall be in writing, delivered to the Indenture Trustee at or before 10:30 a.m., New York time, if such investment is to be made on such day. The Servicer shall certify that the requested investment is a Permitted Investment maturing at or prior to the time required hereby. Any such investment shall be registered in the name of the Indenture Trustee or its nominee, and to the extent that any such investment is certificated, such investment shall be maintained with the Indenture Trustee at its Corporate Trust Office. All net income or other gain received from any such investment shall be deposited into or credited to the Note Payment Account. The amount of any net losses incurred in respect of the principal amount of any such investment shall be deposited into the Funding Account by the Servicer out of its own funds immediately as realized.

         (c) From time to time withdrawals shall be made from the Funding Account by the Servicer as follows:

              (i) on each Payment Date during the Revolving Period, any amounts on deposit in the Funding Account shall be withdrawn and applied, to the extent available, in the following order:

                   (A) to the Seller, as payment for Additional Balances, if
              any, in an amount equal to (1) the aggregate of all Draws during the related Collection Period or (2) if the Seller has directed the Servicer to apply amounts on deposit in the Custodial Account representing Principal Collections received during such Collection Period to the purchase of Additional Balances, the excess, if any, of the aggregate of all Draws during the related Collection Period over Principal Collections for such Collection Period; and

                   (B) to the Seller, as payment for Subsequent Mortgage Loans, if any, in an amount equal to (1) the aggregate Principal Balance of all such Subsequent Mortgage Loans during the related Collection Period or (2) if the Seller has directed the Servicer to apply amounts on deposit in the Custodial Account representing Principal Collections for such Collection Period not applied toward the purchase of Additional Balances or toward the purchase of Subsequent Mortgage Loans, the excess, if any, of the aggregate Principal Balance of all such Subsequent Mortgage Loans over such Principal Collections; and

              (ii) on the last Payment Date during the Revolving Period, any amounts remaining on deposit in the Funding Account, after giving effect to clause (i) above, shall be deposited into the Note Payment Account for payment to the Noteholders pursuant to Section 3.05 of the Indenture.

         Section 3.19 Capitalized Interest Account.

         (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain on behalf of itself one or more segregated trust accounts, which shall be Eligible Accounts, titled "Capitalized Interest Account, Norwest Bank Minnesota, National Association, as Indenture Trustee for GMACM Revolving Home Equity Loan Trust 1999-1" (the "Capitalized Interest Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Capitalized Interest Account and retain therein the Interest Coverage Amount. If the Indenture Trustee shall not have received an investment direction from the Seller, the Indenture Trustee shall invest funds on deposit in the Capitalized Interest Account in Permitted Investments of the kind described in clause (v) of the definition of Permitted Investments having a maturity date no later than the next succeeding Payment Date. The Servicer shall deposit into the Capitalized Interest Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. The Servicer shall be the owner of the Capitalized Interest Account and shall report all items of income, deduction, gain or loss arising therefrom.

         (b) On each Payment Date during the Pre-Funding Period and on the Payment Date immediately after the end of the Pre-Funding Period, the Indenture Trustee shall withdraw from the Capitalized Interest Account and deposit into the Note Payment Account an amount equal to the lesser of (i) the Capitalized Interest Requirement for such Payment Date and (ii) the excess, if any, of (A) the amount necessary to pay interest for the related Interest Period at the Note Rate on the related Note Balances of the Notes immediately prior to such Payment Date over (B) the funds on deposit in the Note Payment Account on such Payment Date (after giving effect to all other deposits of funds into the Note Payment Account on such Payment Date other than any Policy Draw Amount pursuant to Section 3.28(a)(i) of the Indenture).

         (c) In connection with each Subsequent Transfer Date occurring in the Pre-Funding Period, the Servicer, at its option, may recalculate the Interest Coverage Amount taking into account the amount remaining in the Pre-Funding Account following the sale of Subsequent Mortgage Loans to the Trust on such date. The recomputed Interest Coverage Amount shall be not less than the amount necessary to cover the Capitalized Interest Requirement for each remaining Payment Date in the Pre-Funding Period. With the written consent of the Enhancer (which consent shall not be unreasonably withheld), on any such Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee to pay to it from funds in the Capitalized Interest Account the excess of the amount on deposit therein over the recomputed Interest Coverage Amount.

         (d) Upon the earlier of (i) termination of the Trust Agreement in accordance with Section 8.01 thereof and (ii) the Payment Date following the end of the Pre-Funding Period, any amount remaining on deposit in the Capitalized Interest Account shall be withdrawn by the Indenture Trustee and paid to the Seller.

                                  ARTICLE IV

                             Servicing Certificate

         Section 4.01 Statements to Securityholders.

         (a) With respect to each Payment Date, on the Business Day following the related Determination Date, the Servicer shall forward to the Indenture Trustee, and the Indenture Trustee, pursuant to Section 3.26 of the Indenture, shall forward or cause to be forwarded by mail to each Certificateholder, each Noteholder, the Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information as to the Notes and Certificates, to the extent applicable:

              (i) the aggregate amount of (a) Interest Collections, (b) Principal Collections (and, with respect to any Payment Date relating to the Managed Amortization Period, Net Principal Collections) and (c) Substitution Adjustment Amounts for such Collection Period;

              (ii) the amount of such distribution as principal to the Noteholders;

              (iii) the amount of such distribution as interest to the Noteholders, the amount thereof, if any, payable in respect of unpaid Interest Shortfalls, and the amount of any Interest Shortfalls for the related Payment Date;

              (iv) the Policy Draw Amount, if any, for such Payment Date and the aggregate amount of prior draws on the Policy thereunder not yet reimbursed;

              (v) the amount of such distribution to the Certificateholders;

              (vi) the aggregate Principal Balance of the Mortgage Loans as of the end of the preceding Collection Period;

              (vii) the number and aggregate Principal Balances of Mortgage Loans (a) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, (b) the related Mortgaged Property of which has been foreclosed upon and (c) as to which the related Mortgaged Property has become REO Property, in each case as of the end of the preceding Collection Period; provided, however, that such information shall not be provided on the statements relating to the first Payment Date;

              (viii) the Weighted Average Net Loan Rate for the related Collection Period;

              (ix) prior to the second Determination Date following the commencement of the Rapid Amortization Period, the aggregate amount of Additional Balances created during the previous Collection Period conveyed to the Issuer prior to the commencement of the Rapid Amortization Period;

              (x) the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount distributed as principal to Noteholders in respect of Liquidation Loss Amounts and the aggregate of the Liquidation Loss Amounts from all Collection Periods to date expressed as dollar amount and as a percentage of the aggregate Cut-Off Date Principal Balances of the Mortgage Loans;

              (xi) the aggregate Note Balance of each Class of Notes and the Certificate Balance of the Certificates after giving effect to the distribution of principal on such Payment Date;

              (xii) the Percentage Interest applicable to each of the Securities, after application of payments made on such Payment Date; and

              (xiii) the Outstanding Overcollateralization Amount immediately following such Payment Date.

         In the case of information furnished pursuant to clauses (ii) and
(iii) above, the amounts shall be expressed as an aggregate dollar amount per Term Note, Variable Funding Note or Certificate, as applicable, with a $25,000 denomination.

         If a Managed Amortization Event, a Rapid Amortization Event or a Servicing Default shall occur, on the Business Day following the related Determination Date, the Servicer shall forward to the Indenture Trustee, and the Indenture Trustee, pursuant to Section 3.26 of the Indenture, shall forward or cause to be forwarded by mail to each Certificateholder, each Noteholder, the Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement to such effect, including, in the case of a Rapid Amortization Event or a Servicing Default, the nature thereof. Such statement may be included in, or separate from, the regular statement sent to Securityholders.

         (b) The Servicer shall forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make distributions pursuant to Section 3.05 of the Indenture. Prior to the close of business on the Business Day next succeeding each Determination Date, the Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Note Payment Account or Distribution Account on the Business Day preceding the related Payment Date pursuant to Section 3.03. The determination by the Servicer of such amounts shall, in the absence of obvious error, be deemed to be presumptively correct for all purposes hereunder, and the Owner Trustee and the Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Issuer's written request, the Servicer shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

                                   ARTICLE V

                              Note Payment Account

         Section 5.01 Note Payment Account. The Indenture Trustee shall establish and maintain an Eligible Account entitled "Norwest Bank Minnesota, National Association, as Indenture Trustee, for the benefit of the Securityholders, the Certificate Paying Agent and the Enhancer, pursuant to the Indenture, dated as of June 17, 1999, between GMACM Revolving Home Equity Loan Trust 1999-1 and Norwest Bank Minnesota, National Association" (the "Note Payment Account"). On each Payment Date, amounts on deposit in the Note Payment Account shall be distributed by the Indenture Trustee in accordance with
Section 3.05 of the Indenture. The Indenture Trustee may invest or cause the institution maintaining the Note Payment Account to invest the funds therein in Permitted Investments selected by the Indenture Trustee and designated in the name of the Indenture Trustee, which investments shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Note Payment Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Indenture Trustee shall advance funds on such Payment Date to the Note Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Notes) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Indenture Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Note Payment Account by the Indenture Trustee out of its own funds immediately as realized.

                                  ARTICLE VI

                                  The Servicer

         Section 6.01 Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         The Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, that the Person accepting such assignment or delegation shall be a Person qualified to service mortgage loans, is reasonably satisfactory to the Enhancer (provided, that such consent to assignment may not be unreasonably withheld), is willing to service the Mortgage Loans and executes and delivers to the Issuer (with a copy to the Enhancer) an agreement, in form and substance reasonably satisfactory to the Enhancer, that contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; and provided further, that no Rating Event will occur as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency), if determined without regard to the Policy; and provided further, that the Owner Trustee shall receive an Opinion of Counsel to the effect that such assignment or delegation will not cause the Issuer to be treated as an association (or a publicly-traded partnership) taxable as a corporation for federal income tax purposes.

         Section 6.03 Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Securities, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to
Section 6.06(b), other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. The Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 6.04 Servicer Not to Resign. Subject to the provisions of
Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (b) upon satisfaction of the following conditions: (i) the Servicer shall have proposed a successor servicer to the Issuer and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Issuer, the Indenture Trustee and the Enhancer; (ii) each Rating Agency shall have delivered a letter to the Issuer, the Enhancer and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not cause a Rating Event, if determined without regard to the Policy; and
(iii) such proposed successor servicer is reasonably acceptable to the Enhancer, as evidenced by a letter to the Issuer and the Indenture Trustee; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (a) above, the Indenture Trustee, as pledgee of the Mortgage Loans, shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Mortgage Loans, shall have designated a successor servicer in accordance with Section 8.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections
7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Enhancer.

         Section 6.05 Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, that agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

         Section 6.06 Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification.

         (a) After the Closing Date, the Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee or the Owner Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the Servicer will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Agreement except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith. In addition, the Indenture Trustee shall be entitled to be reimbursed from the Servicer for all reasonable costs associated with the transfer of servicing from the predecessor servicer pursuant to Section 7.02 hereunder, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee to service the Mortgage Loans properly and effectively.

         (b) The Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Indenture Trustee or the Owner Trustee, as the case may be, arising out of, or in connection with, the acceptance and administration of the Issuer and the assets thereof, including the costs and expenses (including reasonable legal fees and expenses) of defending the Indenture Trustee or the Owner Trustee, as the case may be, against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document; provided that:

              (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

              (ii) while maintaining control over its own defense, the Issuer, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Servicer in preparing such defense; and

              (iii) notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Servicer.

No termination of this Agreement shall affect the obligations created by this
Section 6.06 of the Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Servicer in this Section 6.06(b) shall not pertain to any loss, liability or expense of the Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee or the Owner Trustee at the direction of the Noteholders or Certificateholders, as the case may be, pursuant to the terms of this Agreement.

                                  ARTICLE VII

                                    Default

         Section 7.01 Servicing Default.

         (a) If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

              (i) any failure by the Servicer to deposit in the Custodial Account, the Funding Account, the Note Payment Account or the Distribution Account any deposit required to be made under the terms of this Agreement that continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

              (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in this Agreement, which failure, in each case, materially and adversely affects the interests of the Securityholders or the Enhancer, and which failure continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Enhancer;

              (iii) the entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

              (iv) the Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, and in every such case, so long as a Servicing Default shall not have been remedied by the Servicer, either the Issuer, the Indenture Trustee (with the consent of the Enhancer) or the Enhancer, by notice then given in writing to the Servicer, the Issuer and the Indenture Trustee, may terminate all of the rights and obligations of the Servicer as servicer under this Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination, and the Issuer, the Enhancer or the Indenture Trustee (with the consent of the Enhancer), may exercise any and all other remedies available at law or equity. Any such notice to the Servicer shall also be given to each Rating Agency, the Enhancer and the Issuer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, as pledgee of the Mortgage Loans, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Issuer, the Enhancer and Indenture Trustee, as the case may be, in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the Servicer in the Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

         (b) Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations hereunder and received after such notice, that portion to which the Servicer would have been entitled pursuant to Sections 3.03 and 3.09 as well as its Servicing Fee in respect thereof, and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding the foregoing, a delay in or failure of performance under paragraph (a)(i) or (ii) above, after the applicable grace periods specified therein, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement. The Servicer shall provide the Indenture Trustee, the Enhancer and the Securityholders with notice of any such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee, the Enhancer and the Issuer in writing of any Servicing Default.

         Section 7.02 Indenture Trustee to Act; Appointment of Successor.

         (a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee as pledgee of the Mortgage Loans shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall immediately assume all of the obligations of the Servicer to make advances on Mortgage Loans under Section 3.02(b) and will be subject to all other responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof as soon as practicable, but in no event later than 90 days after the Indenture Trustee becomes successor Servicer. Nothing in this Agreement or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Servicer in its capacity as Seller under the Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iv) fund any Additional Balances with respect to any Mortgage Loan, (v) fund any losses on any Permitted Investment directed by any other Servicer, or (vi) be responsible for the representations and warranties of the Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the foregoing, if the Indenture Trustee is (x) unwilling to act as successor Servicer, or (y) legally unable so to act, the Indenture Trustee as pledgee of the Mortgage Loans may (in the situation described in clause (x)) or shall (in the situation described in clause (y)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that any such successor Servicer shall be acceptable to the Enhancer, as evidenced by the Enhancer's prior written consent, which consent shall not be unreasonably withheld; and provided further, that the appointment of any such successor Servicer will not result in a Rating Event, if determined without regard to the Policy. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as provided above. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation that the Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer that may have arisen under this Agreement prior to its termination as Servicer (including the obligation to purchase Mortgage Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.04 or to indemnify the Indenture Trustee pursuant to Section 6.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Notwithstanding the foregoing, the Indenture Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.

         (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during its term as Servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13 and (iii) be bound by the terms of the Insurance Agreement.

         (c) Any successor Servicer, including the Indenture Trustee, shall not be deemed in default or to have breached its duties hereunder if the predecessor Servicer shall fail to deliver any required deposit to the Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         Section 7.03 Notification to Securityholders. Upon any termination of or appointment of a successor to the Servicer pursuant to this Article VII or
Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

                                 ARTICLE VIII

                            Miscellaneous Provisions

         Section 8.01 Amendment. This Agreement may be amended from time to time by the parties hereto; provided, that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event, if determined without regard to the Policy; and provided further, that the Enhancer and the Indenture Trustee shall consent thereto.

         Section 8.02 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Servicer, 100 Witmer Road, Horsham, Pennsylvania 19044, Attention: Anthony Renzi, (b) in the case of the Enhancer, Ambac Assurance Corporation, One State Street Plaza, 17th Floor, New York, New York 10004: Attention: Structured Finance - Mortgage Backed Securities, (c) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10001, (d) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, (e) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Norma Closs and (f) in the case of the Issuer, GMACM Revolving Home Equity Loan Trust 1999-1, c/o the Owner Trustee at the address set forth in clause (e) above, and (g) in the case of the Indenture Trustee, 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Corporate Trust; or, with respect to each of the foregoing Persons, at such other address as shall be designated by such Person in a written notice to the other foregoing Persons. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Note Register or Certificate Register, as the case may be. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the related Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation, and the Indenture Trustee shall have no liability for failure to deliver any such notice or document to any Rating Agency.

         Section 8.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Securities or the rights of the Securityholders.

         Section 8.05 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Enhancer, the Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

         Section 8.06 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 8.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 8.08 Termination Upon Purchase by the Servicer or Liquidation of All Mortgage Loans; Partial Redemption.

         (a) The respective obligations and responsibilities of the Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

              (i) the date on or before which the Indenture or the Trust Agreement is terminated, or

              (ii) the purchase by the Servicer from the Issuer of all Mortgage Loans and REO Property if the aggregate Term Note Balance as of any date is less than 10% of the Initial Term Note Balance (provided that a draw on the Policy would not occur as a result of such purchase), at a price equal to 100% of the aggregate unpaid Principal Balance of all such remaining Mortgage Loans (and, in the case of REO Property, the unpaid Principal Balance of the related mortgage loan), plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders, plus any amounts due and owing to the Enhancer under the Insurance Agreement (and any unpaid Servicing Fee shall be deemed to have been paid at such time) plus any Interest Shortfall and interest owed thereon to the Term Noteholders.

If such right is exercised by the Servicer, the Servicer shall deposit the amount calculated pursuant to clause (ii) above with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Servicer, the files pertaining to the Mortgage Loans being purchased.

         (b) The Servicer, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the related Mortgage Loans are to be released to the Servicer, appropriate documents assigning each such Mortgage Loans from the Indenture Trustee or the Issuer to the Servicer or the appropriate party.

         Section 8.09 Certain Matters Affecting the Indenture Trustee. For all purposes of this Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

         Section 8.10 Owner Trustee Not Liable for Related Documents. The recitals contained herein shall be taken as the statements of the Servicer, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or Related Document, or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including the compliance by the Depositor, the Seller or the Servicer with any warranty or representation made under any Basic Document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         IN WITNESS WHEREOF, the Servicer, the Issuer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.


                                GMAC MORTGAGE CORPORATION,
                                  as Servicer



                                By:  _______________________________________
                                     Name:
                                     Title:

                                GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1,
                                    as Issuer

                                By:  Wilmington Trust Company, not in its
                                     individual capacity but solely as Owner
                                     Trustee



                                By:  _______________________________________
                                     Name:
                                     Title:

                                NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                  as Indenture Trustee



                                By:  _______________________________________
                                     Name:
                                     Title:

                                                                      EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                                                      EXHIBIT B

                           LIMITED POWER OF ATTORNEY

                        KNOW ALL MEN BY THESE PREMISES:

         That Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), under the indenture dated as of June 17, 1999 (the "Indenture"), between GMACM Revolving Home Equity Loan Trust 1999-1 and the Indenture Trustee, a national banking association organized and existing under the laws of the United States of America, and having its principal office located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, hath made, constituted and appointed, and does by these presents make, constitute and appoint GMAC Mortgage Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the Mortgages securing a Mortgage Loan and the related Mortgage Notes for which the undersigned is acting as Indenture Trustee for various Securityholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of such Mortgage Note secured by any such Mortgage) and for which GMAC Mortgage Corporation is acting as Servicer pursuant to a Servicing Agreement dated as of June 17, 1999 (the "Servicing Agreement").

This appointment shall apply to the following enumerated transactions only:

1. The modification or re-recording of a Mortgage, where said modification or re-recording is for the purpose of correcting the Mortgage to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the Lien of the Mortgage as insured.

2. The subordination of the Lien of a Mortgage to an easement in favor of a public utility company or a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

3. With respect to a Mortgage, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

     a. The substitution of trustee(s) serving under a Mortgage, in accordance with state law and the Mortgage;

     b.   Statements of breach or non-performance;

     c.   Notices of default;

     d. Cancellations/rescissions of notices of default and/or notices of sale;

     e.   The taking of a deed in lieu of foreclosure; and

     f. Such other documents and actions as may be necessary under the terms of the Mortgage or state law to expeditiously complete said transactions.

4. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.   The completion of loan assumption agreements.

6. The full satisfaction/release of a Mortgage or full reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

7. The assignment of any Mortgage and the related Mortgage Note, in connection with the repurchase of the Mortgage Loan secured and evidenced thereby.

8. The full assignment of a Mortgage upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the endorsement of the related Mortgage Note.

9. The modification or re-recording of a Mortgage, where said modification or re-recording is for the purpose of any modification pursuant to Section
     3.01 of the Servicing Agreement.

10. The subordination of the Lien of a Mortgage, where said subordination is in connection with any modification pursuant to Section 3.01 of the Servicing Agreement, and the execution of partial satisfactions/releases in connection with such same Section 3.01.

         The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

         Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION,
                                           not in its individual capacity
                                           but solely as Indenture Trustee



                                      By:  ____________________________________
                                           Name:
                                           Title:

STATE OF                   )
                           SS.
COUNTY OF                  )


         On this 17th day of June, 1999, before me the undersigned, Notary Public of said State, personally appeared _____________________, personally known to me to be duly authorized officers of Norwest Bank Minnesota, National Association that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of Norwest Bank Minnesota, National Association therein named, and acknowledged to me such Norwest Bank Minnesota, National Association executed the within instrument pursuant to its by-laws.

                                            WITNESS my hand and official seal.





                                            Notary Public in and for the
                                            State of ________________________


After recording, please mail to:




Attn:  ______________________

                                                                      EXHIBIT C

                          FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan
Prepaid in Full                                      Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."



------------------------------------
GMAC Mortgage Corporation
Authorized Signature

******************************************************************
TO CUSTODIAN/INDENTURE TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

     Enclosed Documents:          [  ]     Loan Agreement
                                  [  ]     Mortgage or Deed of Trust
                                  [  ]     Assignment(s) of Mortgage or
                                            Deed of Trust
                                  [  ]     Title Insurance Policy
                                  [  ]     Other:  ___________________________

Name

Title

Date

                                                               EXHIBIT 10.1


                                                                EXECUTION COPY



                GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1,

                                    Issuer,

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                               Indenture Trustee

                           ------------------------
                                   INDENTURE
                           ------------------------


                           Dated as of June 17, 1999

                      HOME EQUITY LOAN-BACKED TERM NOTES

                HOME EQUITY LOAN-BACKED VARIABLE FUNDING NOTES



                                                          Table of Contents

                                                                                                           Page

                                                              ARTICLE I
                                                             Definitions
Section 1.01.    Definitions.................................................................................2
Section 1.02.    Incorporation by Reference of Trust Indenture Act...........................................2
Section 1.03.    Rules of Construction.......................................................................2

                                                             ARTICLE II
                                                     Original Issuance of Notes

Section 2.01.    Form........................................................................................4
Section 2.02.    Execution, Authentication and Delivery......................................................4

                                                             ARTICLE III
                                                              Covenants

Section 3.01.    Collection of Payments with Respect to the Mortgage Loans...................................6
Section 3.02.    Maintenance of Office or Agency.............................................................6
Section 3.03.    Money for Payments to Be Held in Trust; Paying Agent........................................6
Section 3.04.    Existence...................................................................................7
Section 3.05.    Payment of Principal and Interest; Defaulted Interest.......................................8
Section 3.06.    Protection of Trust Estate..................................................................9
Section 3.07.    Opinions as to Trust Estate................................................................10
Section 3.08.    Performance of Obligations; Servicing Agreement............................................10
Section 3.09.    Negative Covenants.........................................................................11
Section 3.10.    Annual Statement as to Compliance..........................................................11
Section 3.11.    Recordation of Assignments.................................................................12
Section 3.12.    Representations and Warranties Concerning the Mortgage Loans...............................12
Section 3.13.    Assignee of Record of the Mortgage Loans...................................................12
Section 3.14.    Servicer as Agent and Bailee of the Indenture Trustee......................................12
Section 3.15.    Investment Company Act.....................................................................12
Section 3.16.    Issuer May Consolidate, etc................................................................13
Section 3.17.    Successor or Transferee....................................................................14
Section 3.18.    No Other Business..........................................................................15
Section 3.19.    No Borrowing...............................................................................15
Section 3.20.    Guarantees, Loans, Advances and Other Liabilities..........................................15
Section 3.21.    Capital Expenditures.......................................................................15
Section 3.22.    Owner Trustee Not Liable for Certificates or Related Documents.............................15
Section 3.23.    Restricted Payments........................................................................15
Section 3.24.    Notice of Events of Default................................................................16
Section 3.25.    Further Instruments and Acts...............................................................16
Section 3.26.    Statements to Noteholders..................................................................16
Section 3.27.    Determination of Note Rate.................................................................16
Section 3.28.    Payments under the Policy..................................................................16
Section 3.29.    Replacement Enhancement....................................................................17

                                                             ARTICLE IV
                                         The Notes; Satisfaction and Discharge of Indenture

Section 4.01.    The Notes; Increase of Maximum Variable Funding Balance; Variable Funding Notes............18
Section 4.02.    Registration  of and  Limitations on Transfer and Exchange of Notes;  Appointment of
                 Certificate Registrar......................................................................19
Section 4.03.    Mutilated, Destroyed, Lost or Stolen Notes.................................................21
Section 4.04.    Persons Deemed Owners......................................................................22
Section 4.05.    Cancellation...............................................................................22
Section 4.06.    Book-Entry Notes...........................................................................22
Section 4.07.    Notices to Depository......................................................................23
Section 4.08.    Definitive Notes...........................................................................23
Section 4.09.    Tax Treatment..............................................................................23
Section 4.10.    Satisfaction and Discharge of Indenture....................................................24
Section 4.11.    Application of Trust Money.................................................................25
Section 4.12.    Subrogation and Cooperation................................................................25
Section 4.13.    Repayment of Monies Held by Paying Agent...................................................26
Section 4.14.    Temporary Notes............................................................................26

                                                              ARTICLE V
                                                        Default and Remedies

Section 5.01.    Events of Default..........................................................................27
Section 5.02.    Acceleration of Maturity; Rescission and Annulment.........................................27
Section 5.03.    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..................28
Section 5.04.    Remedies; Priorities.......................................................................30
Section 5.05.    Optional Preservation of the Trust Estate..................................................31
Section 5.06.    Limitation of Suits........................................................................31
Section 5.07.    Unconditional Rights of Noteholders to Receive Principal and Interest......................32
Section 5.08.    Restoration of Rights and Remedies.........................................................32
Section 5.09.    Rights and Remedies Cumulative.............................................................32
Section 5.10.    Delay or Omission Not a Waiver.............................................................33
Section 5.11.    Control by Noteholders.....................................................................33
Section 5.12.    Waiver of Past Defaults....................................................................33
Section 5.13.    Undertaking for Costs......................................................................34
Section 5.14.    Waiver of Stay or Extension Laws...........................................................34
Section 5.15.    Sale of Trust Estate.......................................................................34
Section 5.16.    Action on Notes............................................................................36
Section 5.17.    Performance and Enforcement of Certain Obligations.........................................36

                                                             ARTICLE VI
                                                        The Indenture Trustee

Section 6.01.    Duties of Indenture Trustee................................................................38
Section 6.02.    Rights of Indenture Trustee................................................................39
Section 6.03.    Individual Rights of Indenture Trustee.....................................................39
Section 6.04.    Indenture Trustee's Disclaimer.............................................................39
Section 6.05.    Notice of Event of Default.................................................................40
Section 6.06.    Reports by Indenture Trustee to Noteholders................................................40
Section 6.07.    Compensation and Indemnity.................................................................40
Section 6.08.    Replacement of Indenture Trustee...........................................................40
Section 6.09.    Successor Indenture Trustee by Merger......................................................41
Section 6.10.    Appointment of Co-Indenture Trustee or Separate Indenture Trustee..........................42
Section 6.11.    Eligibility; Disqualification..............................................................43
Section 6.12.    Preferential Collection of Claims Against Issuer...........................................43
Section 6.13.    Representations and Warranties.............................................................43
Section 6.14.    Directions to Indenture Trustee............................................................44
Section 6.15.    Indenture Trustee May Own Securities.......................................................44

                                                             ARTICLE VII
                                                   Noteholders' Lists and Reports

Section 7.01.    Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.....................45
Section 7.02.    Preservation of Information; Communications to Noteholders.................................45
Section 7.03.    Reports by Issuer..........................................................................45
Section 7.04.    Reports by Indenture Trustee...............................................................46

                                                            ARTICLE VIII
                                                Accounts, Disbursements and Releases

Section 8.01.    Collection of Money........................................................................47
Section 8.02.    Trust Accounts.............................................................................47
Section 8.03.    Officer's Certificate......................................................................47
Section 8.04.    Termination Upon Distribution to Noteholders...............................................48
Section 8.05.    Release of Trust Estate....................................................................48
Section 8.06.    Surrender of Notes Upon Final Payment......................................................48

                                                             ARTICLE IX
                                                       Supplemental Indentures

Section 9.01.    Supplemental Indentures Without Consent of Noteholders.....................................49
Section 9.02.    Supplemental Indentures With Consent of Noteholders........................................50
Section 9.03.    Execution of Supplemental Indentures.......................................................51
Section 9.04.    Effect of Supplemental Indenture...........................................................51
Section 9.05.    Conformity with Trust Indenture Act........................................................52
Section 9.06.    Reference in Notes to Supplemental Indentures..............................................52

                                                              ARTICLE X
                                                            Miscellaneous

Section 10.01.   Compliance Certificates and Opinions, etc..................................................53
Section 10.02.   Form of Documents Delivered to Indenture Trustee...........................................54
Section 10.03.   Acts of Noteholders........................................................................55
Section 10.04.   Notices, etc., to Indenture Trustee, Issuer, Enhancer and Rating Agencies..................56
Section 10.05.   Notices to Noteholders; Waiver.............................................................56
Section 10.06.   Alternate Payment and Notice Provisions....................................................57
Section 10.07.   Conflict with Trust Indenture Act..........................................................57
Section 10.08.   Effect of Headings.........................................................................57
Section 10.09.   Successors and Assigns.....................................................................57
Section 10.10.   Severability...............................................................................57
Section 10.11.   Benefits of Indenture......................................................................58
Section 10.12.   Legal Holidays.............................................................................58
Section 10.13.   GOVERNING LAW..............................................................................58
Section 10.14.   Counterparts...............................................................................58
Section 10.15.   Recording of Indenture.....................................................................58
Section 10.16.   Issuer Obligation..........................................................................58
Section 10.17.   No Petition................................................................................59
Section 10.18.   Inspection.................................................................................59

Signatures and Seals........................................................................................81
Acknowledgments ............................................................................................82



                                   EXHIBITS

Exhibit A-1       -        Form of Term Notes
Exhibit A-2       -        Form of Variable Funding Notes
Exhibit B         -        Form of 144A Investment Representation for Term
                           Notes and Capped Funding Notes
Exhibit C         -        Form of Investor Representation Letter for Term
                           Notes and Capped Funding Notes
Appendix A        -        Definitions

         This Indenture, dated as of June 17, 1999, is between GMACM Revolving Home Equity Loan Trust 1999-1, a Delaware business trust, as issuer (the "Issuer"), and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee").

                                  WITNESSETH:

         Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Issuer's Series 1999-1 Home Equity Loan-Backed Term Notes and Home Equity Loan-Backed Variable Funding Notes (together the "Notes").

                               GRANTING CLAUSE:

         The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Noteholders and the Enhancer, all of the Issuer's right, title and interest in and to whether now existing or hereafter created (a) the Initial Mortgage Loans and any Subsequent Mortgage Loans; (b) all funds on deposit from time to time in the Note Payment Account and in all proceeds thereof; (c) all funds on deposit from time to time in the Capitalized Interest Account (other than any income thereon), the Pre-Funding Account and the Funding Account;(d) the Policy and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The foregoing Grant shall inure to the benefit of the Enhancer in respect of draws made on the Policy and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

         The Indenture Trustee, as trustee on behalf of the Noteholders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE I

                                  Definitions

         Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture trustee" or "institutional trustee" means the Indenture Trustee.

               "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         Section 1.03. Rules of Construction. Unless the context otherwise requires:

              (a) a term has the meaning assigned to it;

              (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

              (c) "or" includes "and/or";

              (d) "including" means "including without limitation";

              (e) words in the singular include the plural and words in the plural include the singular;

              (f) the term "proceeds" has the meaning ascribed thereto in the UCC; and

              (g) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                          Original Issuance of Notes

         Section 2.01. Form. The Term Notes and the Variable Funding Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 and A-2, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

         The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

         Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall upon Issuer Request authenticate and deliver Term Notes for original issue in an aggregate initial principal amount of $250,000,000 and Variable Funding Notes for original issue in an aggregate initial principal amount of zero. The Variable Funding Balance of the Variable Funding Notes in the aggregate may not exceed the Maximum Variable Funding Balance.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes, and the Term Notes shall be issuable in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

         Each Variable Funding Note shall be initially issued with a Variable Funding Balance of $0 or, if applicable, with a Variable Funding Balance in an amount equal to the Balance Differential for the Collection Period related to the Payment Date following the date of issuance of such Variable Funding Note pursuant to Section 4.01(c).

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                   Covenants

         Section 3.01. Collection of Payments with Respect to the Mortgage Loans. The Indenture Trustee shall establish and maintain with itself the Note Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

         Section 3.02. Maintenance of Office or Agency. The Issuer will maintain in the City of Minneapolis, Minnesota, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.03. Money for Payments to Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee to act as initial Paying Agent hereunder. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

              (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

              (b) give the Indenture Trustee and the Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

              (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

              (d) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

              (e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

              (f) deliver to the Indenture Trustee a copy of the statement to Noteholders prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders the Notes of which have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

         Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

         Section 3.05.  Priority of Distributions; Defaulted Interest.

              (a) In accordance with Section 3.03(a) of the Servicing Agreement, the priority of distributions on each Payment Date is as follows:

                   (i) to the Note Payment Account, for payment to the Noteholders by the Paying Agent, pro rata, interest for the related Interest Period at the Note Rate on the related Note Balances of the Notes immediately prior to such Payment Date, including any Policy Draw Amount deposited into the Note Payment Account pursuant to Section 3.28(a)(i), excluding any Interest Shortfalls;

                   (ii) during the Amortization Periods, to the Note Payment Account, for payment to the Noteholders by the Paying Agent, pro rata, the Principal Distribution Amount for such Payment Date, after giving effect to any amount on deposit in the Note Payment Account on such Payment Date in respect of Section 3.28(a)(ii);

                   (iii) to the Enhancer, the amount of the Premium for the Policy, with interest thereon as provided in the Insurance Agreement;

                   (iv) to the Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon as provided in the Insurance Agreement;

                   (v) during the Revolving Period, to the Funding Account, the amount (but not in excess of the amount, if any, of Excess Spread) necessary to be applied on such Payment Date so that the Outstanding Overcollateralization Amount for such Payment Date is not less than the Overcollateralization Target Amount;

                   (vi) during the Amortization Periods, to the Note Payment Account, for payment to the Noteholders by the Paying Agent, pro rata, as principal, the amount (but not in excess of the amount, if any, of Excess Spread) necessary to be applied on such Payment Date so that the Outstanding Overcollateralization Amount for such Payment Date is not less than the Overcollateralization Target Amount;

                   (vii) to the Enhancer, any other amounts owed to the Enhancer pursuant to the Insurance Agreement;

                   (viii) to the Note Payment Account, for payment to the Noteholders by the Paying Agent, pro rata, any Interest Shortfalls not previously paid, together with interest thereon at the Note Rate (as adjusted from time to time), based on the amount remaining unpaid with respect thereto;

                   (ix) during the Amortization Periods, to the Indenture Trustee, any amounts owing to the Indenture Trustee pursuant to Section 6.07 to the extent remaining unpaid;

                   (x) to the Noteholders, the amount of any Unpaid Principal Amount, with interest thereon for the applicable Interest Periods at the Note Rate (as adjusted from time to time); and

                   (xi) any remaining amount, to the Distribution Account, for distribution to the Certificateholders by the Certificate Paying Agent; provided, that such amounts may, at the direction of the Seller be deposited instead into the Funding Account during the Revolving Period in connection with any optional repurchase of Mortgage Loans by the Servicer pursuant to
Section 3.15 of the Servicing Agreement;

provided, that (i) on the Final Payment Date, the amount to be paid pursuant to clause (ii) above shall be equal to the sum of the Term Note Balance and the Variable Funding Balance immediately prior to such Payment Date. For purposes of the foregoing, the Note Balance of the Notes on each Payment Date during the Amortization Periods will be reduced (any such reduction, an "Unpaid Principal Amount") by the pro rata portion allocable to the related Notes of all Liquidation Loss Amounts for such Payment Date, but only to the extent that such Liquidation Loss Amounts are not otherwise covered by payments made pursuant to clause (ii) above or by a draw on the Policy, and the Outstanding Overcollateralization Amount is zero, and (ii) on each Payment Date the limitation set forth in the parenthetical clause in clauses (v) and
(vi) above shall not apply with respect to such Payment Date unless the Indenture Trustee has received on or before such Payment Date an Officer's Certificate of the Servicer to the effect that such limitation shall apply with respect to such Payment Date.

         On each Payment Date, the Paying Agent shall apply, from amounts on deposit in the Note Payment Account, the amounts and in the order of priority set forth above.

         Amounts paid to Noteholders shall be paid in respect of the Term Notes or Variable Funding Notes, as the case may be, in accordance with the applicable percentage as set forth in paragraph (b) below. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Noteholder of record thereof on the immediately preceding Record Date by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee, or by check or money order mailed to such Noteholder at such Noteholder's address appearing in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, that the Indenture Trustee shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

              (b) Principal of each Note shall be due and payable in full on the Final Payment Date as provided in the applicable form of Note set forth in Exhibits A-1 and A-2. All principal payments on the Term Notes and the Variable Funding Notes shall be made pro rata to the Noteholders entitled thereto in accordance with the related Percentage Interests represented thereby. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Final Payment Date or other final Payment Date, as applicable. Such notice shall be mailed no later than five Business Days prior to the Final Payment Date or such other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Payment Date or such other final Payment Date will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

         Section 3.06.     Protection of Trust Estate.

              (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                   (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                   (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                   (iii) cause the Trust to enforce any of the Mortgage Loans;
or

                   (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

             (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

          The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

         Section 3.07.     Opinions as to Trust Estate.

              (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in the Mortgage Loans and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

              (b) On or before December 31st in each calendar year, beginning in 2000, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Mortgage Loans and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Mortgage Loans until December 31 in the following calendar year.

         Section 3.08.     Performance of Obligations; Servicing Agreement.

              (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

              (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

              (c) The Issuer shall not take any action or permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

              (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

         Section 3.09. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

              (a) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

              (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

              (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

              (d) impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Purchase Agreement or in any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

         Section 3.10. Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ending on December 31, 1999), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

              (a) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

              (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.11. Recordation of Assignments. The Issuer shall enforce the obligation of the Seller under the Purchase Agreement to submit or cause to be submitted for recordation all Assignments of Mortgages within 60 days of receipt of recording information by the Servicer.

         Section 3.12. Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, shall have the benefit of the representations and warranties made by the Seller in Section 3.1(a) and Section 3.1(b) of the Purchase Agreement concerning the Mortgage Loans and the right to enforce the remedies against the Seller provided in such Section 3.1(a) or Section 3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

         Section 3.13. Assignee of Record of the Mortgage Loans. As pledgee of the Mortgage Loans, the Indenture Trustee shall hold record title to the Mortgage Loans by being named as payee in the endorsements of the Mortgage Notes and assignee in the Assignments of Mortgage to be recorded under Section
2.1 of the Purchase Agreement. Except as expressly provided in the Purchase Agreement or in the Servicing Agreement with respect to any specific Mortgage Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such record title to any of the Mortgage Loans until such time as the remaining Trust Estate may be released pursuant to
Section 8.05(b).

         Section 3.14. Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-305 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Indenture Trustee hereby acknowledges that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Mortgage Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the UCC of the state in which such property is held by the Servicer.

         Section 3.15. Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section
3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.16.     Issuer May Consolidate, etc.

              (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                   (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                   (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                   (iii) the Enhancer shall have consented thereto and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

                   (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                   (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                   (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

              (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                   (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
(C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                   (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                   (iii) the Enhancer shall have consented thereto, and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

                   (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                   (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                   (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         Section 3.17.     Successor or Transferee.

              (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

             (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

         Section 3.18. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         Section 3.20. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.21. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22. Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Issuer, and the Owner Trustee assumes no responsibility for the correctness of the recitals contained herein. The Owner Trustee makes no representations as to the validity or sufficiency of this Indenture or any other Basic Document, of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 3.23. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the other Basic Documents.

         Section 3.24. Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.25. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 3.26. Statements to Noteholders. On each Payment Date, each of the Indenture Trustee and the Certificate Registrar shall forward by mail to the Enhancer, the Depositor, the Owner Trustee, each Rating Agency, each Noteholder and each Certificateholder, respectively, the Servicer's Certificate relating to such Payment Date delivered pursuant to Section 4.01 of the Servicing Agreement.

         Section 3.27. Determination of Note Rate. On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Indenture Trustee shall determine LIBOR and the Note Rate for such Interest Period and shall inform the Issuer, the Servicer and the Depositor by means of the Indenture Trustee's online service.

         Section 3.28.     Payments under the Policy.

             (a) On any Payment Date, the Indenture Trustee shall make a draw on the Policy in an amount, if any, equal to the Policy Draw Amount, as specified by the Servicer in writing to the Indenture Trustee. The Indenture Trustee shall deposit or cause to be deposited such Policy Draw Amount into the Note Payment Account on such Payment Date to the extent such amount relates to clause (i) of the definition of "Policy Draw Amount". To the extent such amount relates to clause (ii) of the definition of "Policy Draw Amount", the Indenture Trustee shall (i) during the Revolving Period, deposit such amount into the Funding Account as Principal Collections and (ii) during the Amortization Periods, deposit such amount into the Note Payment Account.

             (b) The Indenture Trustee shall submit, if a Policy Draw
Amount is specified in any statement to Securityholders prepared pursuant to
Section 4.01 of the Servicing Agreement, the Notice of Nonpayment and Demand for Payment of Insured Amounts (in the form attached as Exhibit A to the Policy) to the Enhancer no later than 3:00 p.m., New York City time, on the second Business Day prior to the applicable Payment Date.

         Section 3.29. Replacement Enhancement The Issuer (or the Servicer on its behalf) may, at its expense, in accordance with and upon satisfaction of the conditions set forth herein, but shall not be required to, obtain a surety bond, letter of credit, guaranty or reserve account as a Permitted Investment for amounts on deposit in the Capitalized Interest Account, or may arrange for any other form of additional credit enhancement; provided, that after prior notice thereto, no Rating Agency shall have informed the Issuer that a Rating Event would occur as a result thereof (without taking the Policy into account); and provided further, that issuer of any such instrument or facility and the timing and mechanism for drawing on such additional enhancement shall be acceptable to the Indenture Trustee and the Enhancer. It shall be a condition to procurement of any such additional credit enhancement that there be delivered to the Indenture Trustee and the Enhancer (a) an Opinion of Counsel, acceptable in form to the Indenture Trustee and the Enhancer, from counsel to the provider of such additional credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee or the Enhancer may require and (b) an Opinion of Counsel to the effect that the procurement of such additional enhancement would not (i) adversely affect in any material respect the tax status of the Notes or the Certificates or (ii) cause the Issuer to be taxable as an association (or a publicly traded partnership) for federal income tax purposes or to be classified as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

                                  ARTICLE IV

              The Notes; Satisfaction and Discharge of Indenture

         Section 4.01. The Notes; Increase of Maximum Variable Funding Balance; Variable Funding Notes.

              (a) The Term Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Term Notes through the book-entry facilities of the Depository in minimum initial Term Note Balances of $25,000 and integral multiples of $1,000 in excess thereof. The Capped Funding Notes will be issued as physical notes in fully registered form in minimum initial Capped Funding Balances of $1,000,000 and integral multiples of $100,000 in excess thereof, together with any additional amount necessary to cover (i) the aggregate initial Capped Funding Balance of the Capped Funding Notes surrendered at the time of the initial denominational exchange thereof (with such initial Capped Funding Balance in each case being deemed to be the Capped Funding Balance of the Capped Funding Notes at the time of such initial denominational exchange thereof) or (ii) the aggregate initial Capped Funding Balance of any Capped Funding Notes issued in an exchange described in subsection (d) below.

         The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Term Notes for the purposes of exercising the rights of Noteholders of Term Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Term Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Term Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Noteholder of the Term Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Term Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

         The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

              (b) On each Payment Date, the aggregate Variable Funding Balance of the Variable Funding Notes shall be increased by an amount equal to the Balance Differential for such Payment Date, subject to the Maximum Variable Funding Balance and the terms and conditions set forth below.

              (c) The Variable Funding Note issued on the Closing Date shall bear the Designation "VFN-1" and each new Variable Funding Note will bear sequential numerical designations in the order of their issuance.

              (d) Subject to the following conditions, the Variable Funding Notes may be exchanged pursuant to Section 4.02 for one or more Capped Funding Notes. The Indenture Trustee shall not be required to authenticate any such Capped Funding Note unless a form of such Capped Funding Note has been provided by the Issuer to the Indenture Trustee at the Issuer's expense. Prior to any such exchange, the party requesting the exchange must provide an Opinion of Counsel, addressed to the Enhancer, the Issuer and the Indenture Trustee, to the effect that the Capped Funding Notes shall qualify for federal income tax purposes as indebtedness of the Issuer and the Issuer will not be characterized as an association (or a publicly traded partnership) taxable as a corporation or a taxable mortgage pool within the meaning of Section 7701(i) of the Code. If required by the Opinion of Counsel, the Capped Funding Notes may be issued concurrently with a reduction in the Variable Funding Balance of the Variable Funding Notes and an equivalent increase in the Certificate Balance of the Certificates, pursuant to Section 3.12 of the Trust Agreement. Upon receipt of the Opinion of Counsel, the Indenture Trustee shall issue Capped Funding Notes with a Capped Funding Balances equal to the Capped Funding Balance permitted under such Opinion of Counsel, in minimum denominations as set forth in subsection (a) above. The Capped Funding Notes shall bear the designation "Capped" in addition to any other applicable designation. Any Security Balance not represented by either a Capped Funding Note or an increase in the Certificate Balance of the Certificates referred to above shall result in the issuance of a new Variable Funding Note having an initial Variable Funding Balance equal to the excess of the outstanding Variable Funding Balance of the Variable Funding Note so surrendered over the initial Capped Funding Balances of the Capped Funding Notes and an increase in the Certificate Balance of the Certificates referred to above. The Indenture Trustee and the Issuer agree to cooperate with each other and the party requesting the exchange of Variable Funding Notes for Capped Funding Notes, the Enhancer, the Depositor, the Seller and the Owner Trustee and to cause no unreasonable delay in issuing Capped Funding Notes in connection with this Section and Section 3.12 of the Trust Agreement.

         Section 4.02. Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Issuer hereby appoints the Indenture Trustee as the initial Note Registrar.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute, and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

         No Variable Funding Note, other than any Capped Funding Notes, may be transferred. Subject to the provisions set forth below, Capped Funding Notes may be transferred, provided that with respect to the initial transfer thereof by the Seller prior written notification of such transfer shall have been given to the Rating Agencies and to the Enhancer by the Seller.

         No transfer, sale, pledge or other disposition of a Capped Funding Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Indenture Trustee or the Issuer shall require the transferee to execute either (i)(a) an investment letter in substantially the form attached hereto as Exhibit B (or in such form and substance reasonably satisfactory to the Indenture Trustee and the Issuer) which investment letters shall not be an expense of the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor or the Issuer and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) the Indenture Trustee shall require the transferee to execute an investment letter in substantially the form of Exhibit C acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. Any Noteholder of a Capped Funding Note that does not execute such a certificate or transfer letter shall be deemed to have made the representations set forth therein. The Noteholder of a Capped Funding Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in authorized initial Note Balances evidencing the same aggregate Percentage Interests, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. With respect to any surrender of Capped Funding Notes for exchange, the new Notes delivered in exchange therefor will bear the designation "Capped" in addition to any other applicable designations. Whenever any Notes are so surrendered for exchange, the Indenture Trustee shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in The City of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.


         All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

         Section 4.03. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         Section 4.06. Book-Entry Notes. The Term Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Term Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner shall receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to
Section 4.08:

              (a) the provisions of this Section 4.06 shall be in full force and effect;

              (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Term Notes, and shall have no obligation to the Beneficial Owners;

              (c) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this
Section 4.06 shall control;

              (d) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Term Notes and the Depository and/or the Depository Participants. Unless and until Definitive Term Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

              (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Term Notes evidencing a specified percentage of the Term Note Balances of the Term Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Term Notes and has delivered such instructions to the Indenture Trustee.

         Section 4.07. Notices to Depository. Whenever a notice or other communication to the Noteholders of the Term Notes is required under this Indenture, unless and until Definitive Term Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of the Term Notes to the Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08. Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Term Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository, (iii) the Indenture Trustee receives actual knowledge of a proposed transfer of a Term Note to an "accredited investor" in accordance with Section 4.02 hereof, or (iv) after the occurrence of an Event of Default, Beneficial Owners of Term Notes representing beneficial interests aggregating at least a majority of the aggregate Term Note Balance of the Term Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Term Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Term Notes representing the Book-Entry Notes by the Depository (or Percentage Interest of the Book-Entry Notes being transferred pursuant to clause (iii) above), accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Term Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

         Section 4.09. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Section 4.10. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

              (A) either

              (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

              (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                   a. have become due and payable,

                   b. will become due and payable at the Final Payment Date within one year, or

                   c. have been declared immediately due and payable pursuant to Section 5.02.

         and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Payment Date;

              (B) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

              (C) the Issuer has delivered to the Indenture Trustee and the Enhancer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

         Section 4.11. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Securityholders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12.     Subrogation and Cooperation.

              (a) The Issuer and the Indenture Trustee acknowledge that (i) to the extent the Enhancer makes payments under the Policy on account of principal of or interest on the Mortgage Loans, the Enhancer will be fully subrogated to the rights the Noteholders to receive such principal of and interest on the Mortgage Loans, and (ii) the Enhancer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

         The Indenture Trustee shall cooperate in all respects with any reasonable request by the Enhancer for action to preserve or enforce the Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:

                   (i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

                   (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

                   (iii) file or record all assignments that have not previously been recorded;

                   (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                   (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Enhancer hereunder.

         Following the payment in full of the Notes, the Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Enhancer have been paid in full.

         Section 4.13. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent (other than the Indenture Trustee) under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05; and thereupon, such Paying Agent shall be released from all further liability with respect to such monies.

         Section 4.14. Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                   ARTICLE V

                             Default and Remedies

         Section 5.01. Events of Default. The Issuer shall deliver to the Indenture Trustee and the Enhancer, within five days after learning of the occurrence any event that with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall occur and be continuing, or if the Servicer shall purchase all of the Mortgage Loans pursuant to Section 8.08 of the Servicing Agreement, then and in every such case the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the written consent of the Enhancer, may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); and upon any such declaration, the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Enhancer or the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes, with the written consent of the Enhancer, by written notice to the Issuer and the Indenture Trustee, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

              (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                   (i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

                   (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                   (iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

              (a) The Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the entire amount then due and payable on the Notes for principal and interest, with interest on the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

              (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

              (c) If an Event of Default shall occur and be continuing, the Indenture Trustee, subject to the provisions of Section 10.17 hereof, may, as more particularly provided in Section 5.04, in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

              (d) If there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be any other comparable judicial Proceedings relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other obligor, then the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                   (i) to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                   (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                   (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                   (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith.

              (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

              (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders of the Term Notes or the Variable Funding Notes, as applicable.

              (g) In any Proceedings to which the Indenture Trustee shall be a party (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04. Remedies; Priorities.

                  (a) If an Event of Default shall have occurred and be continuing, then the Indenture Trustee, subject to the provisions of Section
10.17 hereof, with the written consent of the Enhancer may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to Section 5.05:

                   (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

                   (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                   (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                   (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Enhancer for any amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, provided that a Servicing Default shall not have occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Servicing Agreement.

              (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out such money or property in the following order:

              FIRST: to the Indenture Trustee for amounts due under Section
              6.07;

              SECOND: to the Noteholders for amounts due and unpaid on the related Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders;

              THIRD: to the Noteholders for amounts due and unpaid on the related Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the respective Note Balances of such Notes have been reduced to zero;

              FOURTH: to the payment of all amounts due and owing the Enhancer under the Insurance Agreement;

              FIFTH: to the Certificate Paying Agent for amounts due under
              Article VIII of the Trust Agreement; and

              SIXTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05. Optional Preservation of the Trust Estate. If the Notes have been declared due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not (but shall at the written direction of the Enhancer), elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06. Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

              (a) such Noteholder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

              (b) the Noteholders of not less than 25% of the aggregate Note Balance of the Notes shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

              (c) such Noteholder or Noteholders shall have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred by it in complying with such request;

              (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings; and

              (e) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the aggregate Note Balance of the Notes or by the Enhancer.

         It is understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the aggregate Note Balance of the Notes, then the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Noteholder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Enhancer or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.11. Control by Noteholders. The Enhancer (so long as no Enhancer Default exists) or the Noteholders of a majority of the aggregate Note Balance of Notes with the consent of the Enhancer, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:

              (a) such direction shall not be in conflict with any rule of law or with this Indenture;

              (b) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Enhancer (so long as no Enhancer Default exists) or by the Noteholders of Notes representing not less than 100% of the aggregate Note Balance of the Notes with the consent of the Enhancer;

              (c) if the conditions set forth in Section 5.05 shall have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders of Notes representing less than 100% of the aggregate Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

              (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         Section 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Enhancer (so long as no Enhancer Default exists) or the Noteholders of not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may waive any past Event of Default and its consequences, except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Noteholder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of the related Note shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any Proceeding instituted by the Indenture Trustee, (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate Note Balance of the Notes or (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15. Sale of Trust Estate.

              (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

              (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

                   (i) the Noteholders of all Notes and the Enhancer consent to, or direct the Indenture Trustee to make, such Sale,

                   (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Enhancer in respect of amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

                   (iii) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in
Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Enhancer consents to such Sale (which consent shall not be unreasonably withheld), and the Noteholders of Notes representing at least 66 2/3% of the aggregate Note Balance of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

              (c) Unless the Noteholders and the Enhancer shall have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, then the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

              (d) In connection with a Sale of all or any portion of the Trust
Estate:

                   (i) any Noteholder may bid for and, with the consent of the Enhancer, purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders thereof after being appropriately stamped to show such partial payment;

                   (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale. In lieu of paying cash therefor, the Indenture Trustee may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be distributable to the Noteholders and the Certificateholders and amounts owing to the Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith that are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                   (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                   (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                   (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.17.     Performance and Enforcement of Certain Obligations.

              (a) Promptly following a written request from the Enhancer or the Indenture Trustee, with the written consent of the Enhancer, to do so, the Issuer, in its capacity as owner of the Mortgage Loans, shall, with the written consent of the Enhancer, take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

              (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Enhancer under the Servicing Agreement, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                  ARTICLE VI

                             The Indenture Trustee

         Section 6.01.     Duties of Indenture Trustee.

              (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

              (b) Except during the continuance of an Event of Default:

                   (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                   (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

              (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                   (i) this paragraph does not limit the effect of paragraph
(a) of this Section 6.01;

                   (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                   (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or any direction from the Enhancer that the Enhancer is entitled to give under any of the Basic Documents.

              (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

              (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

              (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

              (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

              (h) With respect to each Payment Date, on the Business Day following the related Determination Date, the Indenture Trustee shall forward or cause to be forwarded by mail to the Enhancer and the Servicer, a statement setting forth, to the extent applicable, (i) during the Pre-Funding Period, the Pre-Funded Amount as of such Payment Date and any transfers of funds in connection therewith, and (ii) during the Revolving Period, the amount of Principal Collections to be deposited into the Funding Account in respect of such Payment Date, and the amount on deposit in the Funding Account as of such Payment Date, after giving effect to any amounts so deposited therein.

         Section 6.02.     Rights of Indenture Trustee.

              (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

              (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

              (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

              (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

              (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         Section 6.03. Individual Rights of Indenture Trustee. The
Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         Section 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes, other than the Indenture Trustee's certificate of authentication thereon.

         Section 6.05. Notice of Event of Default. If an Event of Default shall occur and be continuing, and if such Event of Default is known to a Responsible Officer of the Indenture Trustee, then the Indenture Trustee shall give notice thereof to the Enhancer. The Indenture Trustee shall mail to each Noteholder notice of such Event of Default within 90 days after it occurs. Except in the case of an Event of Default with respect to the payment of principal of or interest on any Note, the Indenture Trustee may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders.

         Section 6.06. Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Noteholder to prepare its federal and state income tax returns. In addition, upon Issuer Request, the Indenture Trustee shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

         Section 6.07. Compensation and Indemnity. The Indenture Trustee shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Indenture Trustee hereunder in excess of such amount, as well as any amount owed to the Indenture Trustee in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in
Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (iv) or (v) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Enhancer. The Enhancer or the Noteholders of a majority of aggregate Note Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and the Enhancer (if given by such Noteholders) and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

              (a) the Indenture Trustee fails to comply with Section 6.11;

              (b) the Indenture Trustee is adjudged a bankrupt or insolvent;

              (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

              (d) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer, which consent shall not be unreasonably withheld. In addition, the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, then the retiring Indenture Trustee, the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.


         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.09. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with written notice of any such transaction occurring after the Closing Date.

         If at the time of any such succession by merger, conversion or consolidation, any of the Notes shall have been authenticated but not delivered, then any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated. If at such time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases, such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

              (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at such time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

              (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                   (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                   (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                   (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

              (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

              (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         Section 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee that has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         Section 6.13. Representations and Warranties. The Indenture Trustee hereby represents and warrants that:

              (a) The Indenture Trustee is duly organized, validly existing and in good standing under the laws of the United States of America with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

              (b) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

              (c) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

              (d) To the Indenture Trustee's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

              (e) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

         Section 6.14. Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

              (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Noteholders and the Enhancer;

              (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

              (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

         Section 6.15. Indenture Trustee May Own Securities. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

                                  ARTICLE VII

                        Noteholders' Lists and Reports

         Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee and the Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Note Registrar, no such list need be furnished.

         Section 7.02. Preservation of Information; Communications to
Noteholders.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

         Section 7.03. Reports by Issuer.

              (a) The Issuer shall:

                   (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                   (ii) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                   (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

              (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.04. Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 1, beginning with January 1, 2000, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) and to the Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which the Term Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Term Notes are listed on any stock exchange.

                                 ARTICLE VIII

                     Accounts, Disbursements and Releases

         Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.02.     Trust Accounts.

              (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Enhancer, the Note Payment Account as provided in Section 3.01 of this Indenture.

              (b) All monies deposited from time to time in the Note Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders, and all investments made with such monies, including all income or other gain from such investments, are for the benefit of the Indenture Trustee as provided in the Servicing Agreement.

         On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Payment Account to the Noteholders in respect of the Notes and, in its capacity as Certificate Paying Agent, to the Certificateholders from the Distribution Account in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)).

         The Indenture Trustee may invest any funds in the Note Payment Account in Permitted Investments selected by the Indenture Trustee maturing no later than the Business Day preceding the next succeeding Payment Date (except that (i) any investment in the institution with which the Note Payment Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Indenture Trustee shall advance funds on such Payment Date to the Note Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Notes) and shall not be sold or disposed of prior to the maturity.

         Section 8.03. Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

         Section 8.04. Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         Section 8.05.     Release of Trust Estate.

              (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture, shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No Person relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

              (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid and (iii) all sums due the Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

              (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of an Issuer Request accompanied by an Officers' Certificate and a letter from the Enhancer stating that the Enhancer has no objection to such request from the Issuer.

              (d) The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Policy to the Enhancer for cancellation, upon final payment of principal of and interest on the Notes.

         Section 8.06. Surrender of Notes Upon Final Payment. By acceptance of any Note, the Noteholder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                  ARTICLE IX

                            Supplemental Indentures

         Section 9.01. Supplemental Indentures Without Consent of
Noteholders.

              (a) Without the consent of the Noteholders of any Notes but with prior notice to the Rating Agencies and the Enhancer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                   (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                   (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                   (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders or the Enhancer, or to surrender any right or power herein conferred upon the Issuer;

                   (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                   (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                   (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Noteholders or the Enhancer;

                   (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                   (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such supplemental indenture will not give rise to any material adverse tax consequence to the Noteholders.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

              (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, without the consent of any Noteholder but with prior notice to the Rating Agencies and the Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

         Section 9.02. Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, with prior notice to the Rating Agencies and with the consent of the Enhancer and the Noteholders of not less than a majority of the Note Balances of each Class of Notes affected thereby, by Act of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

              (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the Note Rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

              (b) reduce the percentage of the Note Balances of the Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

              (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

              (d) reduce the percentage of the aggregate Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

              (e) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

              (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

              (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Noteholder of any Note of the security provided by the lien of this Indenture; and provided further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders (as defined in Section 10.03) under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee, shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                 Miscellaneous

         Section 10.01.    Compliance Certificates and Opinions, etc.

              (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                   (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                   (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                   (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                   (v) if the signer of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

              (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                   (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause
(i) above and this clause (ii), is 10% or more of the aggregate Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                   (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                   (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                   (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect upon, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Note Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 31, 1999, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months (or such longer period, in the case of the first such Officer's Certificate) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

         Section 10.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03.    Acts of Noteholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

              (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

              (c) The ownership of Notes shall be proved by the Note
Registrar.

              (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 10.04. Notices, etc., to Indenture Trustee, Issuer, Enhancer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

              (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

              (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: GMACM Revolving Home Equity Loan Trust 1999-1, in care of the Owner Trustee, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

              (c) the Enhancer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Ambac Assurance Corporation, One State Street Plaza, 17th Floor, New York, New York 10004, Attention: Structured Finance - Mortgage Backed Securities, telecopier number (212) 363-1459. The Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to
(i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address:
Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Asset Backed Surveillance Department; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons.

         Section 10.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 10.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

         Section 10.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 10.08. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 10.09. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 10.10. Severability. In case any provision in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         Section 10.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Enhancer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 10.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which counsel may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.16. Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their respective individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         Section 10.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         Section 10.18. Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.


         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1,
                                     as Issuer

                                     WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely as
                                     Owner Trustee

                                 By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                 NORWEST BANK MINNESOTA, NATIONAL
                                 ASSOCIATION,
                                     as Indenture Trustee


                                 By:
                                     ------------------------------------
                                     Name:
                                     Title:


NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION
hereby accepts the appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.


By:
    ------------------------------------
    Name:
    Title:




STATE OF                    )
          ----------------
                            ) ss.:
COUNTY OF   --------------  )

On this 17th day of June 1999, before me personally appeared _________, to me known, who being by me duly sworn, did depose and say, that [he][she] resides at ________, that [he][she] is the __________ of Wilmington Trust Company, the Owner Trustee, one of the corporations described in and which executed the above instrument; that [he][she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that [he][she] signed [his][her] name thereto by like order.




                                            --------------------------------
                                                      Notary Public





STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

On this 17th day of June 1999, before me personally appeared _______, to me known, who being by me duly sworn, did depose and say, that [he][she] resides at __________; that [he][she] is the _________ of Norwest Bank Minnesota, National Association, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that [he][she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that [he][she] signed [his][her] name thereto by like order.



                                            --------------------------------
                                                      Notary Public



                                                                   EXHIBIT A-1



                              FORM OF TERM NOTES

         UNLESS THIS TERM NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TERM NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS TERM NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TERM NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS TERM NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1

                       Home Equity Loan-Backed Term Note

Registered                                     Principal Amount:
                                               $250,000,000

No. R-1                                        Note Rate:  Floating

                                               CUSIP NO.

         GMACM Revolving Home Equity Loan Trust 1999-1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of two hundred and fifty million dollars ($250,000,000), payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Term Notes pursuant to Section 3.05 of the indenture dated as of June 17, 1999 (the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Term Note shall be due and payable on the Payment Date in June 2027, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

         Interest on the Term Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.29% per annum (or, on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial Term Note Balance, LIBOR plus 0.58% per annum), (ii) the Net Loan Rate and (iii) 14.5% per annum. LIBOR for each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Term Note, by accepting this Term Note, agrees to be bound by such determination. Interest on this Term Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Term Note shall be paid in the manner specified on the reverse hereof.

         Principal of and interest on this Term Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Term Note shall be applied first to interest due and payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

         Reference is made to the further provisions of this Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Term Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This Term Note is one of a duly authorized issue of Term Notes of the Issuer, designated as its Home Equity Loan-Backed Term Notes (the "Term Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Term Notes. The Term Notes are subject to all terms of the Indenture.

         The Term Notes and the Variable Funding Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         This Term Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

         Principal of and interest on this Term Note will be payable on each Payment Date, commencing on July 19, 1999, as described in the Indenture. "Payment Date" means the eighteenth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

         The entire unpaid principal amount of this Term Note shall be due and payable in full on the Payment Date in June 2027 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Term Notes shall be made pro rata to the Noteholders of Term Notes entitled thereto.

         Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Term Note (or any one or more predecessor Term Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Term Note and of any Term
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Term Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Term Note at the address specified in such notice of final payment.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Term Note may be registered on the Note Register upon surrender of this Term Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Term Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Term Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Term Note.

         Each Noteholder or Beneficial Owner of a Term Note, by its acceptance of a Term Note, or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Term Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Beneficial Owner of a Term Note, by its acceptance of a Term Note or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Term Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into the Indenture and this Term Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Term Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Term Note, by its acceptance of a Term Note (and each Beneficial Owner of a Term Note by its acceptance of a beneficial interest in a Term Note), agrees to treat the Term Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Term Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Term Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Term Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Term Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Notes Balances of the Notes, on behalf of the Noteholders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Term Note (or any one of more predecessor Term Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Term Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Term Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

         The term "Issuer" as used in this Term Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Term Notes under the Indenture.

         The Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Term Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Term Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Norwest Bank Minnesota, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Term Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Term Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Term Note.


         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Term Note to be duly executed.

                           GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1

                           By:  WILMINGTON TRUST COMPANY, not in its
                                individual capacity but solely as Owner Trustee


Dated:  June 17, 1999

                           By:
                                ---------------------------------------
                                         Authorized Signatory


                         CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within-mentioned Indenture.

                                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as Indenture Trustee

Dated: June 17, 1999

                                 By:
                                      -----------------------------------
                                           Authorized Signatory





                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto
                        -----------------------------
                        (name and address of assignee)

the within Term Note and all rights thereunder, and hereby irrevocably constitutes and appoints__________________________________________________
___________________________, attorney, to transfer said Term Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________             _______________________*/
                                       Signature Guaranteed:

                                      _______________________*/





-----------------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Variable Funding Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                 EXHIBIT A-2

                        FORM OF VARIABLE FUNDING NOTES

         THIS VARIABLE FUNDING NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

         THE PRINCIPAL OF THIS VARIABLE FUNDING NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS VARIABLE FUNDING NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS VARIABLE FUNDING NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1

                 Home Equity Loan-Backed Variable Funding Note

Registered                              Maximum Variable
                                        Funding Balance:  $50,000,000

VFN-1                                   Note Rate:  Floating

         GMACM Revolving Home Equity Loan Trust 1999-1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to GMAC Mortgage Corporation or its registered assigns, the principal amount set forth on Schedule A attached hereto (or otherwise owing hereunder as determined pursuant to the Indenture as defined below), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Variable Funding Balances of all Variable Funding Notes immediately prior to such Payment Date) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal on the Variable Funding Notes pursuant to Section 3.05 of the indenture dated as of June 17, 1999 (the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Variable Funding Note shall be due and payable on the Payment Date in June 2027, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined have the meanings ascribed thereto in Appendix A to the Indenture.

         Interest on this Variable Funding Note will be paid monthly on each Payment Date at the Note Rate for the related Interest Period, subject to limitations that may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the least of (i) LIBOR plus 0.29% per annum (or, on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial Term Note Balance, LIBOR plus 0.58% per annum), (ii) the Net Loan Rate and (iii) 14.5% per annum. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each Noteholder of this Variable Funding Note, by accepting this Variable Funding Note, agrees to be bound by such determination. Interest on this Variable Funding Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (or, in the case of the First Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Variable Funding Note shall be paid in the manner specified on the reverse hereof.

         Principal of and interest on this Variable Funding Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Variable Funding Note shall be applied first to interest due and payable on this Variable Funding Note as provided above and then to the unpaid principal of this Variable Funding Note.

         Reference is made to the further provisions of this Variable Funding Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Variable Funding Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Variable Funding Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This Variable Funding Note is one of a duly authorized issue of Variable Funding Notes of the Issuer, designated as its Home Equity Loan-Backed Variable Funding Notes (herein called the "Variable Funding Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Variable Funding Notes. The Variable Funding Notes are subject to all terms of the Indenture.

         The Variable Funding Notes and the Term Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         This Variable Funding Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

         Principal of and interest on this Variable Funding Note will be payable on each Payment Date, commencing on July 19, 1999, as described in the Indenture. "Payment Date" means the eighteenth day of each month, or, if any such day is not a Business Day, then the next succeeding Business Day.

         The entire unpaid principal amount of this Variable Funding Note shall be due and payable in full on the Payment Date in June 2027 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Variable Funding Notes shall be made pro rata to the Noteholders of Variable Funding Notes entitled thereto.

         Payments of interest on this Variable Funding Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Variable Funding Note, shall be made by check mailed to the Person whose name appears as the registered Noteholder of this Variable Funding Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Variable Funding Note (or any one or more predecessor Variable Funding Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Variable Funding Note and of any Variable Funding Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Variable Funding Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Variable Funding Note at the address specified in such notice of final payment.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Variable Funding Note may be registered on the Note Register upon surrender of this Variable Funding Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, and accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Variable Funding Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Variable Funding Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Variable Funding Note.

         Each Noteholder of a Variable Funding Note, by its acceptance of a Variable Funding Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Variable Funding Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder of a Variable Funding Note covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Variable Funding Notes, the Indenture or the other Basic Documents.

         No transfer, sale, pledge or other disposition of a Variable Funding Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Indenture Trustee or the Issuer shall require the transferee to execute either (i)(a) an investment letter in substantially the form attached to the Indenture as Exhibit B (or in such form and substance reasonably satisfactory to the Indenture Trustee and the Issuer) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor or the Issuer and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) the Indenture Trustee shall require the transferee to execute an investment letter in substantially the form of Exhibit C to the Indenture, acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. Any Noteholder of a Variable Funding Note that does not execute such a certificate or transfer letter shall be deemed to have made the representations set forth therein. The Noteholder of a Variable Funding Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         The Issuer has entered into the Indenture and this Variable Funding
Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Variable Funding Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Variable Funding Note, by its acceptance of a Variable Funding Note, agrees to treat the Variable Funding Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Variable Funding Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Variable Funding Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Variable Funding Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Variable Funding Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the aggregate Note Balance of the Notes, on behalf of the Noteholders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Variable Funding Note (or any one of more predecessor Variable Funding Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Variable Funding Note and of any Variable Funding
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Variable Funding Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Variable Funding Notes issued thereunder but with prior notice to the Rating Agencies and the Enhancer.

         The term "Issuer" as used in this Variable Funding Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Variable Funding Notes under the Indenture.

         The Variable Funding Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Variable Funding Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Variable Funding Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Variable Funding Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Norwest Bank Minnesota, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Variable Funding Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Variable Funding Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Variable Funding Note.


IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Variable Funding Note to be duly executed.

                                GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1

                                By:   WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as Owner
                                      Trustee

Dated: June 17, 1999

                                By:  _____________________________________
                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Variable Funding Notes referred to in the within mentioned Indenture.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                             not in its individual capacity
                                             but solely as Indenture Trustee

Dated: June 17, 1999

                                 By:   ____________________________________
                                             Authorized Signatory

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ___________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
                         ___________________________
                        (name and address of assignee)

the within Variable Funding Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________, attorney, to transfer said Variable Funding Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________                   ________________________________/*
                                                  Signature Guaranteed:

                                            _______________________________//

-----------------
/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Variable Funding Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.










                                                                                                         SCHEDULE A

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1
                 Home Equity Loan-Backed Variable Funding Note


                                                           Variable Funding       Authorized Signature
Date         Percentage Interest    Principal Payment    Balance Outstanding      of Indenture Trustee
------------------------------------------------------------------------------------------------------

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

                                                            EXHIBIT B

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

Description of Rule 144A Securities, including numbers:

------------------------------------------------

------------------------------------------------

------------------------------------------------


         The undersigned buyer (the "Buyer"), intends to acquire the Rule 144A Securities described above from the seller (the "Seller").

         1. The Buyer warrants and represents to, and covenants with, the Indenture Trustee and the Issuer (as defined in the indenture dated as of June 17, 1999 (the "Indenture"), between GMACM Revolving Home Equity Loan Trust 1999-1, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, pursuant to Section 4.02 of the Indenture, as follows:

                           a. The Buyer understands that the Rule 144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only
         (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
         (ii) pursuant to another exemption from registration under the 1933
         Act.

         3. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, the Buyer has executed this document as of the date set forth below.





----------------------------------------
Print Name of Buyer

By:
    ------------------------------------
Name:
Title:

Taxpayer Identification:

No.
   ----------------------------

Date:
      -------------------------




                                                          ANNEX 1 TO EXHIBIT B

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________** in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.















------------------------
** Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.







     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___      Broker-Dealer. The Buyer is a dealer registered pursuant to
              Section 15 of the Securities Exchange Act of 1934, as amended.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
              (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___     Will the Buyer be purchasing the Rule 144A
  Yes     No      Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                       -------------------------------
                                       Print Name of Buyer

                                       By:
                                          ----------------------------
                                          Name:
                                          Title:

                                       Date:
                                           ----------------------------

                                                       ANNEX 2 TO EXHIBIT B
                                                       --------------------

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

             [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser (as defined below).

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

 ____             The Buyer owned $________________ in securities
                  (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

 ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers (each, an "Adviser") that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                             -------------------------------
                                             Print Name of Buyer


                                             By:____________________________
                                                Name:
                                                Title:

                                             IF AN ADVISER:


                                             --------------------------------
                                             Print Name of Buyer

                                             Date:_____________________________




                                                               EXHIBIT C

                    FORM OF INVESTOR REPRESENTATION LETTER

----------, ----


GMACM Revolving Home Equity Loan Trust 1999-1
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890 0001

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0070

Attention:  Corporate Trust Administration

                  Re:   Home Equity Loan-Backed Capped Funding Notes,
                        Series 1999-1
                        --------------------------------------------

Ladies and Gentlemen:

         _____________(the "Purchaser") intends to purchase from ________
(the "Seller") $____________ Capped Funding Notes of Series 1999-1 (the "Notes"), issued pursuant to the indenture dated as of June 17, 1999 (the "Indenture"), between GMACM Revolving Home Equity Loan Trust 1999-1, as issuer (the "Issuer"), and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

                           1. The Purchaser understands that (a) the Notes
                  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Notes, (c) the Notes may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Indenture contains restrictions regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

                           2. The Purchaser is acquiring the Notes for its own
                  account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3. The Purchaser is (a) a substantial,
                  sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Notes, such that it is capable of evaluating the merits and risks of investment in the Notes, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of clauses (1), (2), (3) or (7) of Rule 501(a) promulgated pursuant to the Act.

                           4. The Purchaser has been furnished with, and has
                  had an opportunity to review a copy of the Indenture and such other information concerning the Notes, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Notes. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

                           5. The Purchaser has not and will not nor has it
                  authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Note, any interest in any Note or any other similar security with any person in any manner,
                  (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Note under the Act, that would render the disposition of any Note a violation of
                  Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

                                        Very truly yours,



                                        -------------------------------------
                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                                                     APPENDIX A

                                  DEFINITIONS


         Addition Notice: With respect to the transfer of Subsequent Mortgage Loans to the Issuer pursuant to Section 2.2 of the Purchase Agreement (in substantially the form set forth in Exhibit 3 to such agreement), a notice given to the Rating Agencies, the Indenture Trustee, the Enhancer and the Owner Trustee, which shall be given not later than seven Business Days prior to the related Subsequent Transfer Date, of the Seller's designation of Subsequent Mortgage Loans to be sold to the Issuer and the aggregate principal balance as of the Subsequent Cut-off Date of such Subsequent Mortgage Loans.

         Additional Balance: With respect to any HELOC, any future Draw made by the related Mortgagor pursuant to the related Loan Agreement after the Cut-Off Date or Subsequent Cut-off Date; provided, however, that during the Rapid Amortization Period, any Draw shall be an Excluded Amount, shall not be acquired by the Trust and shall not be an Additional Balance.

         Additional Certificate Balance: With respect to the issuance of Capped Funding Notes pursuant to Section 4.01(d) of the Indenture, the amount, if any, required in accordance with the Opinion of Counsel in connection therewith to be added to the Certificate Balances of the Certificates in accordance with
Section 3.12 of the Trust Agreement.

         Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Aggregate Balance Differential: With respect to any Payment Date and any Variable Funding Note, the sum of all Balance Differentials that have been added to the Variable Funding Balance of such Variable Funding Note prior to such Payment Date.

         Amortization Periods: Collectively, the Managed Amortization Period and the Rapid Amortization Period.

         Appraised Value: With respect to any Mortgaged Property, either (x) the value as generally set forth in an appraisal of such Mortgaged Property used to establish compliance with the underwriting criteria then in effect in connection with the later of the application for the Mortgage Loan secured by such Mortgaged Property or (in the case of a HELOC) any subsequent increase or decrease in the related Credit Limit, or to reduce or eliminate the amount of any primary insurance, or (y) if the sales price of such Mortgaged Property is considered in accordance with the underwriting criteria applicable to the related Mortgage Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

         Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of such Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

         Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

         Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         Balance Differential: With respect to any Payment Date:

         (a) during the Revolving Period, the amount, if any, by which (i) the sum of the aggregate Principal Balance of all Subsequent Mortgage Loans and the amount of any Additional Balances transferred to the Trust Estate during the related Collection Period exceeds (ii) the sum of (A) Principal Collections for such Collection Period; (B) the amount on deposit in the Funding Account as of such Payment Date, and (C) the Pre-Funded Amount as of such Payment Date (but only to the extent of the aggregate Principal Balance of Subsequent Mortgage Loans in clause (i) above for any Payment Date other than the Payment Date relating to the end of the Pre-Funding Period); and

         (b) during the Managed Amortization Period, the amount, if any, by which the amount of any Additional Balances transferred to the Trust Estate during the related Collection Period exceeds Principal Collections for such Collection Period.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basic Documents: The Trust Agreement, the Indenture, the Purchase Agreement, the Insurance Agreement, the Policy, the Servicing Agreement, the Custodial Agreement, any Subsequent Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

         Beneficial Owner: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

         Billing Cycle: With respect to any Mortgage Loan and Due Date, the calendar month preceding such Due Date.

         Book-Entry Notes: Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Pennsylvania, Minnesota, Maryland or Delaware are required or authorized by law to be closed.

         Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 et seq., as the same may be amended from time to time.

         Capitalized Interest Account: The account established and maintained pursuant to Section 3.19 of the Servicing Agreement.

         Capitalized Interest Requirement: With respect to each Payment Date during the Pre-Funding Period, the excess, if any of (i) the sum of (A) the amount of interest accrued at the Note Rate for the related Interest Period on the amount on deposit in the Pre-Funding Account as of the preceding Payment Date (or as of the Closing Date, in the case of the first Payment Date) and (B) the amount of any fees paid to the Enhancer, the Owner Trustee and the Indenture Trustee over (ii) the amount of reinvestment earnings for the related Interest Period on funds on deposit in the Pre-Funding Account.

         Capped Funding Balance: With respect to any date of determination and Capped Funding Note, the outstanding principal balance of such Capped Funding Note as of such date.

         Capped Funding Note: Any Capped Funding Note issued in connection with an exchange pursuant to Section 4.01(d) of the Indenture.

         Certificate Balance: With respect to any Payment Date and any Certificate, the Initial Certificate Balance reduced by all payments of principal on such Certificate prior to such Payment Date.

         Certificate Distribution Amount: For any Payment Date, the amount distributable on the Certificates collectively equal to the pro rata percentage (based on the outstanding Security Balances of the Securities) of the aggregate of the Principal Distribution Amount and the Liquidation Loss Distribution Amount for such Payment Date.

         Certificate Paying Agent: The meaning specified in Section 3.10 of the Trust Agreement.

         Certificate Percentage Interest: With respect to any Payment Date, the Percentage Interest as stated on the face of such Certificate, which percentage may be recalculated in accordance with Section 3.03 of the Trust Agreement.

         Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

         Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         Certificate Registrar: Initially, the Indenture Trustee, in its capacity as Certificate Registrar.

         Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

         Certificates: The certificates in substantially the form set forth in Exhibit A to the Trust Agreement.

         Closing Date: June 17, 1999.

         Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         Collateral: The meaning specified in the Granting Clause of the Indenture.

         Collection Period: With respect to any Mortgage Loan and Payment Date, the calendar month preceding any such Payment Date.

         Collections: With respect to any Collection Period, all Interest Collections and Principal Collections during such Collection Period.

         Combined Loan-to-Value Ratio: With respect to (a) each HELOC, the ratio, expressed as a percentage, of the sum of (i) the Credit Limit and (ii) any outstanding principal balance, at origination of such HELOC, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value, and (b) with respect to each HEL, the ratio, expressed as a percentage, of the sum of (i) the initial principal balance of such HEL and (ii) any outstanding principal balance, at origination of such HEL, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to the Appraised Value, or, when not available, the Stated Value.

         Commission:  The Securities and Exchange Commission.

         Corporate Trust Office: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention:
Corporate Trust. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

         Credit Limit: With respect to any HELOC, the maximum Principal Balance permitted under the terms of the related Loan Agreement.

         Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.02(b) of the Servicing Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

         Custodial Agreement: Any Custodial Agreement among the Custodian, the Indenture Trustee, the Issuer and the Servicer relating to the custody of the Mortgage Loans and the Related Documents.

         Custodian: Bank of Maryland, a Maryland banking association, and its successors and assigns.

         Cut-Off Date:  The close of business on June 1, 1999.

         Cut-Off Date Principal Balance: With respect to any Initial Mortgage Loan or Subsequent Mortgage Loan, the unpaid principal balance thereof as of the close of business on the last day of the Billing Cycle immediately prior to the Cut-Off Date or Subsequent Cut-off Date, as the case may be.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the related Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Notes: The meaning specified in Section 4.06 of the Indenture.

         Deleted Loan: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

         Depositor: Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, or its successor in interest.

         Depository: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Issuer. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

         Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: With respect to any Payment Date, the 13th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

         Distribution Account: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

         Draw: With respect to any HELOC, a borrowing by the related Mortgagor under the related Loan Agreement.

         Draw Period: With respect to each HELOC, the period consisting of either the first five, ten or fifteen years after the date of origination of such HELOC, during which the related Mortgagor is permitted to make Draws.

         Due Date: With respect to the Mortgage Loans, the 15th day of the month.

         Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained at the corporate trust department of the Indenture Trustee or (B) an account or accounts maintained at the corporate trust department of the Indenture Trustee, as long as its short term debt obligations are rated P-1 by Moody's and A-1 by Standard & Poor's (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 by Moody's and A by Standard & Poor's (or the equivalent) or better by each Rating Agency, or (iv) in the case of the Custodial Account and the Note Payment Account, a trust account or accounts maintained in the corporate trust division of the Indenture Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Note Payment Account will not cause a Rating Event (if determined without regard to the Policy).

         Eligible Substitute Loan: A Mortgage Loan substituted by the Seller for a Deleted Loan, which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution); (ii) comply with each representation and warranty set forth in clauses (ii) through (xxxi) of Section 3.1(b) of the Purchase Agreement, other than clauses (viii), (xiii), (xiv), (xxiii)(B), (xxiv)(B), (xxv) and
(xxvi), as of the date of substitution; (iii) have a Loan Rate, Net Loan Rate and Gross Margin no lower than and not more than 1% per annum higher than the Loan Rate, Net Loan Rate and Gross Margin, respectively, of the Deleted Loan as of the date of substitution; (iv) have a CLTV at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan and (vi) not be 30 days or more delinquent.

         Enhancer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation, any successor thereto or any replacement Enhancer substituted pursuant to the Indenture.

         Enhancer Default: If the Enhancer fails to make a payment required under the Policy in accordance with its terms.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) a default in the payment of the principal of, any installment of the principal of or interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

         (b) there occurs a default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the Noteholders or the Enhancer, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Enhancer or the Noteholders of at least 25% of the aggregate Note Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;

         (c) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (d) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         Excess Spread: With respect to any Payment Date, the excess, if any, of (i) Interest Collections for the related Collection Period over (ii) the aggregate amount specified in Sections 3.05(a)(i) and 3.05(a)(iii) of the Indenture for such Payment Date.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Excluded Amount: For any Payment Date during the Rapid Amortization Period, the portion of the balance with respect to each HELOC attributable to all Draws not transferred to the Trust Estate, and the portion of the Principal Collections and Interest Collections thereon for each Collection Period allocated to such Excluded Amount based on a pro rata allocation between the related Excluded Amount and the Principal Balance of such HELOC in proportion to the respective amounts outstanding as of the end of the calendar month preceding such Collection Period.

         Expenses: The meaning specified in Section 7.02 of the Trust
Agreement.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         Final Payment Date: The Payment Date in June 2027.

         Fiscal Year: The fiscal year of the Trust, which shall end on December 31 of each year.

         FNMA: The Federal National Mortgage Association, or any successor thereto.

         Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses exceeds (ii) the Principal Balance of such Liquidated Mortgage Loan (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) immediately prior to the final recovery of the related Liquidation Proceeds.

         Funding Account: The account established and maintained pursuant to
Section 3.18 of the Servicing Agreement.

         Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Gross Margin: With respect to any HELOC, the percentage set forth as the "Margin" for such HELOC on the Mortgage Loan Schedule.

         HEL: Each closed-end, fixed rate home equity loan included in the Trust Estate.

         HELOC: Each adjustable-rate, home equity line of credit included in the Trust Estate.

         Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

         Indenture: The indenture dated as of June 17, 1999 between the Issuer and the Indenture Trustee.

         Indenture Trustee: Norwest Bank Minnesota, National Association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         Index: With respect to any HELOC, the prime rate from time to time for the adjustment of the Loan Rate set forth as such on the related Loan Agreement.

         Initial Certificate Balance: zero.

         Initial Mortgage Loans: The HELs and HELOCs initially transferred by the Depositor to the Issuer on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

         Initial Term Note Balance:  $250,000,000.

         Initial Variable Funding Balance: zero.

         Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

         Insurance Agreement: The Insurance and Indemnity Agreement dated as of June 17, 1999 among the Servicer, the Seller, the Depositor, the Issuer, the Indenture Trustee and the Enhancer, including any amendments and supplements thereto.

         Insurance Proceeds: Proceeds paid by any insurer (other than the Enhancer) pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer, or amounts required to be paid by the Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property,
(iii) released to the related Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         Interest Collections: With respect to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Mortgage Loan) as is paid by the Seller or the Servicer or is collected by the Servicer under the Mortgage Loans, reduced by the Servicing Fee for the related Collection Period and by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

         Interest Coverage Amount: The amount to be paid from proceeds received from the sale of the Notes for deposit into the Capitalized Interest Account pursuant to Section 3.19 of the Servicing Agreement on the Closing Date, which amount initially shall be $_______, and thereafter, shall be the amount computed in accordance with Section 3.19.

         Interest Period: With respect to any Payment Date other than the first Payment Date, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

         Interest Rate Adjustment Date: With respect to each HELOC, the date or dates on which the Loan Rate is adjusted in accordance with the related Loan Agreement.

         Interest Shortfall: On any Payment Date for which the related Note Rate has been determined pursuant to clause (ii) of the definition of Note Rate, the excess of (a) the amount of interest that would have accrued on the Notes during the related Interest Period had such amount been determined pursuant to clause (i) of the definition of Note Rate (but not at a rate in excess of 14.50% per annum) over (b) the interest actually accrued on the Notes during such Interest Period. Interest Shortfalls will not be included as interest payments on the Notes for such Payment Date and such amount will accrue interest at the Note Rate (as adjusted from time to time) and will be paid on future Payment Dates only to the extent funds are available therefor as set forth in Section 3.05(a) of the Indenture.

         Issuer or Trust: The GMACM Revolving Home Equity Loan Trust 1999-1, a Delaware business trust, or its successor in interest.

         Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         LIBOR: As to any Interest Period, (a) for any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period or (b) with respect to the first Interest Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace such page on such service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Servicer and the Enhancer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

         LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

         Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

         Liquidated Mortgage Loan: With respect to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

         Liquidation Expenses: All out-of-pocket expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting such Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

         Liquidation Loss Amount: With respect to any Payment Date and any Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the Principal Balance of such Mortgage Loan at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

         Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Policy) if any received in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

         Loan Agreement: With respect to a HEL, the promissory note, or, with respect to a HELOC, the credit line agreement, pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

         Loan Rate: With respect to any Mortgage Loan and any day, the per annum rate of interest applicable under the related Loan Agreement.

         Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Loan Agreement has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Loan Agreement has been lost, misplaced or destroyed (together with a copy of the related Loan Agreement, if available).

         Managed Amortization Event: The occurrence of any date prior to the commencement of the Managed Amortization Period on which the amount on deposit in the Funding Account equals or exceeds $10,000,000.

         Managed Amortization Period: The period beginning on the first Payment Date following the end of the Revolving Period and ending on the earlier of (i) December 31, 2004 and (ii) the occurrence of a Rapid Amortization Event

         Maximum Loan Rate: With respect to each HELOC, the maximum loan rate thereon specified in the related Loan Agreement.

         Maximum Variable Funding Balance:  $50,000,000.

         Minimum Monthly Payment: With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in such month.

         Moody's: Moody's Investors Service, Inc., or its successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

         Mortgage File: The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added thereto pursuant to the Purchase Agreement or the Servicing Agreement.

         Mortgage Loan Schedule: The initial schedule of Initial Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the Servicing Agreement, and as of each Subsequent Cut-off Date, any Subsequent Mortgage Loans, which schedule sets forth as to each Mortgage Loan (i) the Cut-Off Date Principal Balance, (ii) in the case of a HELOC, the Credit Limit and Gross Margin, (iii) the name of the related Mortgagor, (iv) in the case of a HELOC, the Maximum Loan Rate, if any, (v) the loan number and (vi) the lien position of the related Mortgage.

         Mortgage Loans: At any time, all Initial Mortgage Loans and Subsequent Mortgage Loans, including Additional Balances, if any, that have been sold to the Issuer pursuant to, in the case of Initial Mortgage Loans, the Trust Agreement, or, in the case of Subsequent Mortgage Loans, a Subsequent Transfer Agreement, together with the Related Documents, and that remain subject to the terms thereof.

         Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

         Mortgagor:  The obligor or obligors under a Loan Agreement.

         Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses (but not including the portion, if any, of such amount that exceeds the Principal Balance of such Mortgage Loan at the end of the Collection Period immediately preceding the Collection Period in which such Mortgage Loan became a Liquidated Mortgage
Loan).

         Net Loan Rate: With respect to any Payment Date, the weighted average of (i) the Loan Rates on the HELOCs and (ii) the Loan Rates on the HELs, in each case as of the first day of the calendar month in which the related Interest Period begins, net of the premium rate on the policy and the Servicing Fee Rate, and, beginning on the thirteenth Payment Date, 50 basis points, adjusted to an effective rate reflecting interest calculated on the basis of a 360-day year assumed to consist of twelve 30-day months.

         Net Principal Collections: With respect to any Distribution Date, the excess, if any, of Principal Collections for the related Collection Period over the amount of Additional Balances created during the related Collection Period.

         Note Balance: The Term Note Balance or the Variable Funding Balance, as the context may require.

         Note Owner or Owner:  The Beneficial Owner of a Note.

         Note Payment Account: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Note Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

         Note Rate: A floating rate equal to the least of (i) (A) in the case of the Term Notes, LIBOR plus 0.29% per annum (or, on any Payment Date on which the aggregate Term Note Balance is less than 10% of the initial Term Note Balance, LIBOR plus 0.58% per annum), or (B) in the case of the Variable Funding Notes or any Capped Funding Notes, LIBOR plus 0.29% per annum or such other rate agreed to in writing between the Noteholder of such Note and the Indenture Trustee; provided, that any increase in the Note Rate on the Variable Funding Notes shall be subject to the prior written approval of the Certificate Insurer in its sole discretion; (ii) the Net Loan Rate and (iii) 14.50% per annum.

         Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

         Note Registrar: The Indenture Trustee, in its capacity as Note
Registrar.

         Noteholder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided, that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Noteholders if the pledgee thereof establishes to the satisfaction of the Indenture Trustee or the Owner Trustee such pledgee's right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

         Notes: The Term Notes or the Variable Funding Notes, as the context may require.

         Officer's Certificate: With respect to the Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         Opinion of Counsel: A written opinion of counsel. Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable to the Indenture Trustee, the Enhancer and the Rating Agencies or counsel for the Depositor, as the case may be.

         Original Pre-Funded Amount: The amount deposited from the proceeds of the sale of the Securities into the Pre-Funding Account on the Closing Date, which amount is approximately $68,624,160.20.

         Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

              (i) Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

              (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Enhancer's right of subrogation as set forth in Section 4.12 of the Indenture only, all Notes that have been paid with funds provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

         Outstanding Overcollateralization Amount: At any time, the amount (but not less than zero), if any, by which (a) the sum of (i) the outstanding Principal Balance of the Mortgage Loans, (ii) during the Pre-Funding Period, the Pre-Funded Amount (excluding any investment earnings thereon), and (iii) during the Revolving Period, the amount on deposit in the Funding Account (excluding any investment earnings thereon), exceeds (b) the aggregate outstanding Securities Balance.

         Overcollateralization Target Amount: (a) With respect to any Distribution Date on or prior to the 30th Distribution Date, 1.7% of the aggregate Note Balance as of the Cut-Off Date, and (b) with respect to any Distribution Date thereafter, the lesser of the amount set forth in clause (a) and 3.4% of the aggregate Note Balance as of such Distribution Date, prior to giving effect to any distributions to be made on such Distribution Date.

         Owner Trustee: Wilmington Trust Company, not in its individual capacity but solely as owner trustee, and its successors and assigns or any successor Owner Trustee appointed pursuant to the terms of the Trust Agreement.

         Paying Agent: Any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

         Payment Date: The 18th day of each month, or if such day is not a Business Day, then the next Business Day.

         Percentage Interest: With respect to any Note and Payment Date, the percentage obtained by dividing the Note Balance of such Note by the aggregate Note Balance prior to such Payment Date. With respect to any Certificate and Payment Date, the percentage obtained by dividing the Certificate Balance of such Certificate by the aggregate Certificate Balance prior to such Payment Date.

         Permitted Investments:  One or more of the following:

         (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii) repurchase agreements on obligations specified in clause (i) above maturing not more than one month from the date of acquisition thereof; provided, that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

         (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; and provided further, that if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and provided further, that if the only Rating Agency is Standard & Poor's and the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+;

         (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided, that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v) a money market fund or a qualified investment fund rated by each Rating Agency in one of its two highest long-term rating category available including any fund advised by the Indenture Trustee or an Affiliate thereof;

         (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer, as evidenced in writing; provided, that if the Servicer or any other Person controlled by the Servicer is the issuer or the obligor of any obligation or security described in this clause (vi), such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Mortgage Loans; and

         (vii) GMAC Variable Denomination Adjustable Rate Demand Notes constituting unsecured, senior debt obligations of General Motors Acceptance Corporation as outlined in the prospectus dated June 17, 1998 rated by each Rating Agency in its highest short-term rating category available;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

         Person: Any legal individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Plan:  The meaning specified in Section 3.05 of the Trust Agreement.

         Plan Assets: The meaning specified in Section 3.05 of the Trust Agreement.

         Policy: The Certificate Guaranty Insurance Policy #AB0267BE, dated as of the Closing Date, issued by the Enhancer.

         Policy Draw Amount: With respect to any Payment Date, an amount, if any, equal to the sum of (i) the amount by which accrued interest on the Notes at the Note Rate on such Payment Date (exclusive of any Interest Shortfalls) exceeds the amount on deposit in the Note Payment Account available for interest distributions on such Payment Date and (ii) any Liquidation Loss Amount not currently covered by the application of Excess Spread to the Principal Distribution Amount, but only to the extent that the Outstanding Overcollateralization Amount is zero.

         Pool Balance: With respect to any date, the aggregate Principal Balance of all Mortgage Loans as of such date and (during the Pre-Funding Period) the Pre-Funded Amount.

         Pre-Funded Amount: With respect to any date of determination during the Pre-Funding Period, the amount on deposit in the Pre-Funding Account.

         Pre-Funding Account: The account established and maintained pursuant to Section 3.17 of the Servicing Agreement.

         Pre-Funding Period: The period commencing on the Closing Date until the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) December 31, 1999 or (iii) the occurrence of a Managed Amortization Event or a Rapid Amortization Event.

         Predecessor Note: With respect to any Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

         Principal Balance: With respect to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any day, the related Cut-Off Date Principal Balance, plus (i) with respect to a HELOC, any Additional Balances in respect of such HELOC conveyed to the Trust, minus (ii) all collections credited as principal in respect of any such Mortgage Loan in accordance with the related Loan Agreement (except, with respect to a HELOC, any such collections that are allocable to any Excluded Amount) and applied in reduction of the Principal Balance thereof. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

         Principal Collections: With respect to any Payment Date and any Mortgage Loan, the aggregate of the following amounts:

         (i) the total amount of payments made by or on behalf of the related Mortgagor, received and applied as payments of principal on such Mortgage Loan during the related Collection Period, as reported by the Servicer or the related Subservicer;

         (ii) any Liquidation Proceeds allocable as a recovery of principal received in connection with such Mortgage Loan during the related Collection Period;

         (iii) if such Mortgage Loan was repurchased by the Seller pursuant to the Purchase Agreement during the related Collection Period, 100% of the Principal Balance thereof as of the date of such purchase; and

         (iv) any other amounts received as payments on or proceeds of such Mortgage Loan during the Collection Period, to the extent applied in reduction of the Principal Balance thereof;

provided, that Principal Collections shall be reduced by any amounts withdrawn from the Custodial Account pursuant to clauses (iii), (vii) and (viii) of
Section 3.03 of the Servicing Agreement, other than any portion of such amounts attributable to the Excluded Amount in respect of any Mortgage Loan that are allocable to principal of such Mortgage Loan and not otherwise excluded from the amounts specified in (i) through (iv) above.

         Principal Distribution Amount: For any Payment Date (i) during the Revolving Period, zero, (ii) during the Managed Amortization Period, Net Principal Collections, and (iii) during the Rapid Amortization Period, Principal Collections; provided, that on any Payment Date during the Amortization Periods, the Principal Distribution Amount for such Payment Date shall include, from Excess Spread, to the extent available, or, to the extent not available, from a draw on the Policy (but only to the extent the Outstanding Overcollateralization Amount is zero), an amount equal to the aggregate of the Liquidation Loss Amounts for such Payment Date.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Program Guide: The GMACM Home Equity Servicing Guidelines.

         Prospectus Supplement: The prospectus supplement dated June 10, 1999, relating to the Term Notes.

         Purchase Agreement: The mortgage loan purchase agreement dated as of June 17, 1999, among the Seller, the Purchaser, the Issuer and the Indenture Trustee.

         Purchase Price: The meaning specified in Section 2.5(a) of the Purchase Agreement.

         Purchaser: Bear Stearns Asset Backed Securities, Inc., as purchaser under the Purchase Agreement.

         Rapid Amortization Event:  Any one of the following events:

         (a) the failure on the part of the Seller (i) to make any payment or deposit required to be made under the Purchase Agreement within five Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Enhancer; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if the Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Indenture;

         (b) if any representation or warranty made by the Seller in the Purchase Agreement proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 45 days with respect to any representation or warranty of the Seller made in
Section 3.1(a) of the Purchase Agreement or 90 days with respect to any representation or warranty made in Section 3.1(b) of the Purchase Agreement after written notice and as a result of which the interests of the Securityholders or the Enhancer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to have occurred if the Seller has repurchased or caused to be repurchased or substituted for the affected Mortgage Loan during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Enhancer) in accordance with the provisions of the Indenture;

         (c) the entry against the Seller of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

         (d) the Seller shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar Proceedings of or relating to the Seller or the Issuer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar Proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller or the Issuer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Seller or the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (e) the Issuer shall become subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

         (f) a Servicing Default shall occur and be unremedied under the Servicing Agreement and a qualified successor Servicer shall not have been appointed;

         (g) the aggregate of all draws on the Policy exceeds 1% of the Initial Term Note Balance;

         (h) the Issuer is determined to be an association (or a publicly-traded partnership) taxable as a corporation or a taxable mortgage pool for federal income tax purposes; or

         (i) an event of default under the Insurance Agreement (except for a default by the Enhancer, unless such Enhancer cannot be replaced without additional expense).

         In the case of any event described in (a), (b), (f), (g) or (i), a Rapid Amortization Event shall be deemed to have occurred only if, after any applicable grace period described in such clauses, any of the Indenture Trustee, the Enhancer or, with the consent of the Enhancer, Securityholders evidencing not less than 51% of the aggregate Securities Balance, by written notice to the Seller, the Servicer, the Depositor and the Owner Trustee (and to the Indenture Trustee, if given by the Enhancer or the Securityholders), declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e) or (h), a Rapid Amortization Event shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Securityholders or the Enhancer immediately upon the occurrence of such event; provided, that any Rapid Amortization Event may be waived and deemed of no effect with the written consent of the Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

         Rapid Amortization Period: The period beginning on the earlier of (i) the first Payment Date following the end of the Managed Amortization Period and
(ii) the occurrence of a Rapid Amortization Event, and ending upon the termination of the Issuer.

         Rating Agency: Each of Moody's and Standard & Poor's, or, if either such organization or a successor thereto is no longer in existence, such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's; and in the case of any other Rating Agency, shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's; and in the case of any other Rating Agency, such equivalent rating.

         Rating Event: The qualification, reduction or withdrawal by a Rating Agency of its then-current rating of the Notes.

         Record Date: With respect to the Term Notes and any Payment Date, the Business Day next preceding such Payment Date and with respect to the Certificates or the Variable Funding Notes and any Payment Date, the last Business Day of the month preceding the month of such Payment Date.

         Reference Bank Rate: With respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Note Balance of the Notes; provided, that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Servicer and the Enhancer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Note Balance of the Notes. If no such quotations can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Interest Period..

         Reference Banks: Barclays Bank plc, National Westminster Bank and Bankers Trust Company.

         Related Documents: With respect to each Mortgage Loan, the documents specified in Section 2.1(c) of the Purchase Agreement and any documents required to be added to such documents pursuant to the Purchase Agreement, the Trust Agreement or the Servicing Agreement.

         REO Property: A Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

         Representative: Bear, Stearns & Co. Inc., as representative of the Underwriters.

         Repurchase Event: With respect to any Mortgage Loan, either (i) a discovery that, as of the Closing Date with respect to an Initial Mortgage Loan or the related Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Mortgage Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are customarily accepted for similar loans and (D) other matters to which like properties are commonly subject that do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which the Seller delivers an affidavit certifying that the original Loan Agreement has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Loan Agreement.

         Repurchase Price: With respect to any Mortgage Loan required to be repurchased on any date pursuant to the Purchase Agreement or purchased by the Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as to the second to last day in such month) on the outstanding Principal Balance thereof from the Due Date to which interest was last paid by the related Mortgagor to the first day of the month following the month of purchase. No portion of any Repurchase Price shall be included in any Excluded Amount for any Payment Date during the Rapid Amortization Period.

         Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Trust Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Revolving Period: The period beginning on the Closing Date and ending on the earlier of (i) December 31, 2000 and (ii) the occurrence of a Managed Amortization Event or a Rapid Amortization Event.

         Secretary of State:  The Secretary of State of the State of Delaware.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Securities Balance: the Term Note Balance, Variable Funding Balance or Certificate Balance, as the context may require.

         Security:  A Certificates or a Note, as the context may require.

         Securityholder:  Any Noteholder or Certificateholder.

         Seller: GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns.

         Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation, and its successors and assigns.

         Servicing Agreement: The servicing agreement dated as of June 17, 1999 among the Servicer, the Issuer and the Indenture Trustee.

         Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

         Servicing Default: The meaning specified in Section 7.01 of the Servicing Agreement.

         Servicing Fee: With respect to any Mortgage Loan and any Collection Period, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Collection Period.

         Servicing Fee Rate:  0.50% per annum.

         Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Enhancer) by the Servicer, as such list may be amended from time to time.

         Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

         Stated Value: With respect to any Mortgage Loan, the stated value of the related Mortgaged Property determined in accordance with the Program Guide and given by the related Mortgagor in his or her application.

         Subsequent Cut-off Date: With respect to any Subsequent Mortgage Loan, the date specified in the related Subsequent Transfer Agreement.

         Subsequent Cut-off Date Principal Balance: With respect to any Subsequent Mortgage Loan, the Principal Balance thereof as of the related Subsequent Cut-off Date.

         Subsequent Mortgage Loan: A HEL or HELOC sold by the Seller to the Issuer pursuant to Section 2.2 of the Purchase Agreement, such HEL or HELOC being identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

         Subsequent Transfer Agreement: Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Seller and the Issuer substantially in the form of Exhibit 2 to the Purchase Agreement, by which the related Subsequent Mortgage Loans are sold to the Issuer.

         Subsequent Transfer Date: With respect to each Subsequent Transfer Agreement, the date on which the related Subsequent Mortgage Loans are sold to the Issuer.

         Subservicer: Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

         Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01 of the Servicing Agreement.

         Substitution Adjustment Amount: With respect to any Eligible Substitute Loan and any Deleted Loan, the amount, if any, as determined by the Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Securityholders in the month of substitution).

         Tax Matters Partner:  The Servicer.

         Telerate Page 3750: The display page so designated on the Dow Jones Telerate Service (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace such page on such service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Issuer after consultation with the Indenture Trustee), the rate shall be the Reference Bank Rate.

         Term Note Balance: With respect to any Payment Date and any Term Note, the Initial Term Note Balance thereof prior to such Payment Date reduced by all payments of principal on such Term Note prior to such Payment Date.

         Term Notes:  The Home Equity Loan-Backed Term Notes, Series 1999-1.

         Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         Trust Agreement: The trust agreement dated as of June 17, 1999, between the Owner Trustee and the Depositor.

         Trust Estate: The meaning specified in the Granting Clause of the Indenture.

         Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

         UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

         Underwriters:  Bear, Stearns & Co. Inc. and Newman & Associates, Inc.

         Underwriting Agreement: The underwriting agreement dated June 10, 1999, between the Depositor and the Representative.

         Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

         Unpaid Principal Amount: As defined in Section 3.05(a) of the
Indenture.

         Variable Funding Balance With respect to any Payment Date and any Variable Funding Notes, the Initial Variable Funding Balance thereof prior to such Payment Date (a) increased by the Aggregate Balance Differential for such Variable Funding Note immediately prior to such Payment Date and (b) reduced by all distributions of principal thereon prior to such Payment Date.

         Variable Funding Notes: The Home Equity Loan-Backed Variable Funding Notes, Series 1999-1, including any Capped Funding Notes.